     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Quantum Corporation
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QUANTUM CORPORATION
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
____________________

TO BE HELD ON
August 17, 2007

     TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Quantum Corporation (the “Company” or “Quantum”), a Delaware corporation, will be held on Friday, August 17, 2007 at 9:00 a.m., Pacific Daylight Time, at Quantum’s corporate headquarters at 1650 Technology Drive, San Jose, CA 95110, for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and duly qualified;

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2008;

3.	To approve and ratify an amendment to the Company’s Nonemployee Director Equity Incentive Plan for the purpose of increasing the number of shares reserved for issuance thereunder by 2,000,000 shares;

4.	To approve and ratify an amendment to the Company’s Employee Stock Purchase Plan for the purpose of increasing the number of shares reserved for issuance thereunder by 10,000,000 shares;

5.	To approve and ratify the adoption of the restated Executive Officer Incentive Plan; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on June 18, 2007 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a proxy.

By Order of the Board of Directors,

Shawn D. Hall Vice President, General Counsel and Secretary

San Jose, California July 2, 2007

QUANTUM CORPORATION
________________

PROXY STATEMENT
________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of Quantum Corporation (the “Company” or “Quantum”) for use at the Annual Meeting of Stockholders to be held August 17, 2007 at 9:00 a.m., Pacific Daylight Time, or at any adjournment or postponement thereof (the “Annual Meeting” or “Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s corporate headquarters at 1650 Technology Drive, San Jose, CA 95110. The Company’s telephone number is (408) 944-4000 and the Internet address for its website is http://www.quantum.com.

     These proxy solicitation materials were first made available to the Company’s stockholders on or about July 2, 2007. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended March 31, 2007 (“Fiscal 2007”), including financial statements, was similarly made available to the stockholders of the Company prior to or concurrently with this Proxy Statement.

Record Date; Outstanding Shares

     Stockholders of record at the close of business on June 18, 2007 (the “Record Date”) are entitled to notice of and to vote at the Meeting. At the Record Date, 199,277,485 shares of the Company’s Common Stock, $0.01 par value (the “Common Stock”), were issued and outstanding. The closing price of the Common Stock on the Record Date, as reported by the New York Stock Exchange, was $3.01 per share.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company (currently Shawn D. Hall) at or before the taking of the vote at the Meeting, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy must be delivered to the Secretary of the Company at or before the taking of the vote at the Meeting.

Voting and Solicitation

     Each share of Common Stock has one vote, as provided in the Company’s Amended and Restated Certificate of Incorporation. Accordingly, a total of 199,277,485 votes may be cast at the Meeting. Holders of Common Stock vote together as a single class on all matters covered by this Proxy Statement. For voting with respect to the election of directors, stockholders may cumulate their votes. Cumulative voting will allow you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of Common Stock, and there are seven directors to be elected at the Annual Meeting, you could allocate 700 “FOR” votes (seven times one hundred) among as few or as many of the seven nominees to be voted on at the Meeting as you choose. See “PROPOSAL ONE — ELECTION OF DIRECTORS — REQUIRED VOTE.”

     In addition to use of the enclosed proxy card, stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instructions card provided by their brokers, trustee or nominee.

     The cost of soliciting proxies will be borne by the Company. The Company has retained Morrow & Co., Inc. (“Morrow”) to solicit the proxies and pays to Morrow a fee of $5,500 plus disbursements for such services. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, email or otherwise.

Stockholder Proposals (Other than for Nominees to the Board of Directors)

     Proposals of stockholders of the Company which are to be presented at the Company’s annual meeting of stockholders for the year ended March 31, 2008 must be received by the Secretary of the Company no later than March 4, 2008 to be considered for inclusion in the proxy materials relating to that meeting.

     Alternatively, under the Company’s Bylaws, a proposal that the stockholder does not seek to include in the Company’s proxy materials for the 2008 annual meeting must be received by the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The stockholder’s submission must include the information specified in the Company’s Bylaws.

     Proposals not meeting the requirements of the preceding paragraphs will be considered untimely and will not be entertained at the 2008 annual meeting. Stockholders should contact the Secretary of the Company in writing at 1650 Technology Drive, Suite 700, San Jose CA 95110, to make any submission or to obtain additional information as to the proper form and content of submissions.

     As of the date of this proxy statement, the Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The proxy card submitted with this Proxy Statement grants the proxy holders discretionary authority to vote on any matter (other than stockholder proposals relating to nominees to the Board of Directors) properly brought before the Annual Meeting.

Stockholder Proposals (for Nominees to the Board of Directors)

     Nominations of persons for election to the Board of Directors of the Company may be made by a stockholder of the Company entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in the Company’s Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than twenty (20) days nor more than sixty (60) days prior to the meeting. The stockholder’s submission must include the information specified in the Company’s Bylaws.

     Proposals not meeting the requirements of the preceding paragraph will be considered untimely and will not be entertained at the 2008 annual meeting. Stockholders should contact the Secretary of the Company in writing at 1650 Technology Drive, Suite 700, San Jose CA 95110, to make any submission or to obtain additional information as to the proper form and content of submissions.

     The Company has not been notified by any stockholder of his or her intent to present any stockholder proposals for nominees to the Board of Directors from the floor at this year’s Annual Meeting.

Quorum; Abstentions; Broker Non-Votes

     A majority of the shares of Common Stock issued and outstanding on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting.

     While there is no definite statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares entitled to vote at the Annual Meeting (“Votes Cast”) with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast. Thus, a broker non-vote will make a quorum more readily attainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s Section 16 officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such executive officers, directors and greater than ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such reports received by the Company, or on written representations from certain reporting persons, the Company believes that all required filings were timely made during Fiscal 2007.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

     There are seven nominees for election to the Company’s Board of Directors (the “Board”) this year. All of the nominees are currently serving on the Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. Each nominee has consented to be named as a nominee in the Proxy Statement and to serve as a director if elected. In the event that additional persons are nominated at the time of the Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed below as possible (or, if new nominees have been designated by the Board, in such a manner as to elect such nominees). In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he or she is or was to be selected as a director or officer of the Company.

     The Board’s key roles include, but are not limited to: (i) the selection and evaluation of the Company’s Chief Executive Officer (“CEO”), and overseeing CEO succession planning; (ii) advising the CEO and management on the Company’s fundamental strategies; (iii) reviewing and approving the CEO’s objectives; (iv) approving acquisitions, divestitures and other fundamental corporate actions; (v) advising the CEO on the performance of senior management, and fundamental organizational changes, including succession planning; and (vi) approving the annual operating financial plan.

     The names of the nominees and certain information about them as of June 1, 2007, are set forth below.

		Director
Name of Nominee	Age	Since	Principal Occupation Since
Richard E. Belluzzo	53	2002	Chief Executive Officer of Quantum, 2002
			Chairman of the Board of Quantum, 2003
Michael A. Brown†	48	1995	Chairman of the Board of Line 6, 2005
			Former Chairman of Quantum, 2003
Thomas S. Buchsbaum*†	57	2005	Independent Consultant, 2005
Alan L. Earhart*	63	2003	Independent Consultant, 2001
Edward M. Esber, Jr.*+†	54	1988	General Partner, The Halo Funds, 2006
Elizabeth A. Fetter+	48	2005	CEO and Director of Jacent Technologies, 2007
Joseph A. Marengi+	53	2007	Former Dell Executive

____________________

*	Member of the Audit Committee.
+	Member of the Leadership and Compensation Committee.
†	Member of the Corporate Governance and Nominating Committee.

     Except as set forth below, each of the nominees has been engaged in his or her principal occupation described above during the past five years. There are no family relationships between any directors or executive officers of the Company.

     Mr. Richard E. Belluzzo has been Chief Executive Officer since joining the Company in September 2002 and Chairman of the Board since July 2003. Before joining Quantum, from September 1999 to May 2002, Mr. Belluzzo held senior management positions with Microsoft Corp., most recently as President and Chief Operating Officer. Prior to Microsoft, from January 1998 to September 1999, Mr. Belluzzo was Chief Executive Officer of Silicon Graphics, Inc. Before his tenure at Silicon Graphics, from 1975 to January 1998, Mr. Belluzzo was with Hewlett-Packard, most recently as Executive Vice President of the computer organization. Currently Mr. Belluzzo is a member of the board of directors of PMC-Sierra, Inc. and JDS Uniphase Corporation, and is a member of the board of trustees for Golden Gate University.

     Mr. Michael A. Brown served as Chief Executive Officer of Quantum from September 1995 to September 2002 and as Chairman of its Board of Directors from May 1998 to July 2003. From 1993 to September 1995, he was President of the Company’s desktop group, from 1992 to 1993 he was Chief Operating Officer responsible for the Company’s hard disk drive business, and from 1984 to 1992 he held various marketing positions with the Company. Mr. Brown also serves as Chairman of the board of directors of Line 6 and on the boards of EqualLogic, Inc., Nektar Therapeutics and Symantec Corporation. Mr. Brown is Chairman of the Company’s Corporate Governance and Nominating Committee.

     Mr. Thomas S. Buchsbaum has been an independent consultant since March 2005. From March 1997 to March 2005, Mr. Buchsbaum served as vice president of the U.S. Federal Business Segment, as well as Vice President and General Manager of the K12 and Higher Education customer segments of Dell, Inc. Before Dell, Mr. Buchsbaum spent ten years at Zenith Data Systems, a computer manufacturing company, until February 1997, where he was General Manager for the federal systems business unit and General Manager of the state and local government and education segments. Mr. Buchsbaum served as a director on the board and compensation committee of Group 1 Software, Inc., an application software provider, from 1989 to 2004. Mr. Buchsbaum also serves as an advisor to the board of Dick Blick Holdings and is a member of the Advisory Board of Augmentix Corp. Mr. Buchsbaum is the Board’s Lead Independent Director and is a member of the Company’s Corporate Governance and Nominating Committee and the Audit Committee.

     Mr. Alan L. Earhart has been an independent consultant since 2001. From 1970 to 2001, Mr. Earhart held a variety of positions with Coopers & Lybrand and its successor entity, PricewaterhouseCoopers LLP, an accounting and consulting firm, including most recently as the Managing Partner for PricewaterhouseCoopers’ Silicon Valley office. Mr. Earhart also serves on the board of directors and as Chairman of the audit committees of Foundry Networks, Inc. and of Monolithic Power Systems, Inc. and on the board of directors and the audit committee of Network Appliance, Inc.. Mr. Earhart is the Chairman of the Company’s Audit Committee.

     Mr. Edward M. Esber Jr. has served as General Partner of the Halo Funds since December 2006, as Chairman and President of The Esber Group, a strategy consulting firm, since February 1991 and has been an angel investor in The Angels Forum since 1997. Mr. Esber also serves on the board of directors of BenefitStreet and iTaggit, Inc. Mr. Esber is Chairman of the Company’s Leadership and Compensation Committee and a member of the Company’s Corporate Governance and Nominating Committee and the Audit Committee.

     Ms. Elizabeth A. Fetter has served as President and Chief Executive Officer and a director of Jacent Technologies, Inc., an order automation company for the restaurant industry, since March 2007. Previously, from October 2001 to November 2004, she served as President and Chief Executive Officer, and a director, of QRS Corp., a retail supply chain software and services company. Prior to joining QRS, from March 1999 to April 2001, Ms. Fetter was President, Chief Executive Officer, and a director, of NorthPoint Communications, a broadband services company and from January 1998 to March 1999 was Vice President and General Manager of the Consumer Services Group at US West (now Qwest Corp.), a telecommunications company. Before US West, she was an officer at SBC/Pacific Bell, where she held a number of senior leadership positions. Ms. Fetter also serves on the board of directors of Symmetricom Inc. and several non-profit organizations. Ms. Fetter is a member of the Company’s Leadership and Compensation Committee.

     Mr. Joseph A. Marengi worked for Dell Inc. from June 1997 to March 2007, serving as Senior Vice President of the Corporate Business Group for four years before becoming Senior Vice President of Dell Americas and later Senior Vice President of the Commercial Business Group. Previously, Mr. Marengi served in various executive leadership roles at Novell, most recently as President and Chief Operating Officer of Channels. Prior to Novell Systems, Inc., Mr. Marengi has held various executive, sales and information management positions in the technology and defense industries. Mr. Marengi also serves on the board of directors of Hovnanian Enterprises, Inc. Mr. Marengi is a member of the Company’s Leadership and Compensation Committee.

     Two current members of the Board, Steven C. Wheelwright and John M. Partridge, are not seeking reelection to the Board.

Board Independence

     Quantum’s Corporate Governance Principles provide that a majority of the Board shall consist of independent directors. The Board has determined that each of the director nominees standing for election, except for Richard E. Belluzzo, has no material relationship with Quantum (either directly or as a partner, shareholder or officer of an organization that has a relationship with Quantum) and is independent within the meaning of Quantum’s director independence standards set forth in Quantum’s Corporate Governance Principles, a copy of which may be found on our website located at http://www.quantum.com, by clicking “Investors” from the home page and selecting “Corporate Governance.” These standards reflect all applicable regulations, including the rules of the New York Stock Exchange and the Securities and Exchange Commission.

Board Meetings and Committees

     The Board of Directors of the Company held a total of nine (9) meetings during Fiscal 2007. In addition, in Fiscal 2007, the non-management directors held four (4) meetings without management present. During Fiscal 2007, none of our directors standing for election attended fewer than 75% of the meetings of the Board and the meetings of committees, if any, upon which such director served. All of our directors are expected to attend each meeting of the Board and the committees on which they serve and are encouraged to attend annual stockholder meetings, to the extent reasonably possible. All of our directors who were elected at our 2006 annual meeting attended our 2006 annual meeting.

     The Company has an Audit Committee, a Leadership and Compensation Committee, and a Corporate Governance and Nominating Committee. Thomas S. Buchsbaum is the Company’s lead independent director and as such presides at the non-management directors’ meetings.

     The Audit Committee of the Board currently consists of Alan L. Earhart, Chairman of the committee, Mr. Buchsbaum, Edward M. Esber and Steven C. Wheelwright, all of whom are independent directors and financially literate, as defined in the applicable New York Stock Exchange listing standards and SEC rules and regulations. In addition to serving as a Chairman of the Company’s Audit Committee, and the Audit Committee’s financial expert, Mr. Earhart also serves as a member of the audit committees of Foundry Networks, Inc., Monolithic Power Systems, Inc. and Network Appliance, Inc., all of which are public companies. Mr. Earhart has informed the Board that aside from his service on these four audit committees, his professional endeavors include only occasional consulting services with respect to financial and accounting matters. The Board believes that Mr. Earhart’s simultaneous service on the audit committees of several public companies may help provide valuable perspective on potential financial and accounting matters and other issues that may arise, including with respect to corporate governance best practices. After discussion with Mr. Earhart concerning his service on the Company’s Audit Committee and competing demands on his time, the Board has determined that Mr. Earhart’s simultaneous service on the audit committees of three other public companies does not impair his ability to effectively serve on the Company’s Audit Committee. The Audit Committee, which generally meets at least twice per quarter, once prior to quarterly earnings releases and again prior to the filing of the Company’s quarterly and annual reports with the Securities and Exchange Commission, appoints the Company’s independent registered public accounting firm and is responsible for approving the services performed by the Company’s independent registered public accounting firm and for reviewing and evaluating the Company’s accounting principles and its systems of internal accounting controls. At each meeting, the Audit Committee first meets with Company management and the Company’s independent registered public accounting firm in order to review financial results and conduct other appropriate business. Then, the Audit Committee typically meets with the Company’s independent registered public accounting firm, without the presence of management. The Audit Committee held a total of twelve (12) meetings during Fiscal 2007.

     The Leadership and Compensation Committee of the Board is currently composed of Mr. Esber, Chairman of the committee, Elizabeth A. Fetter, Joseph A. Marengi and John M. Partridge, all of whom are independent directors, as defined in the applicable New York Stock Exchange listing standards. The Leadership and Compensation Committee generally meets in conjunction with Board meetings and at other times as deemed necessary by the committee or the Board. The Company’s lead independent director typically attends the committee meetings. The committee held a total of eight (8) meetings during Fiscal 2007. The committee operates under a written charter that is reviewed by the Board on an annual basis. The committee’s charter was last reviewed and approved on November 13, 2006. The committee’s primary mission is to ensure the Company provides and designs appropriate leadership and compensation programs to enable the successful execution of its corporate strategy and objectives and to ensure the Company’s programs and practices are competitive and consistent with corporate governance best practices. The committee’s primary objectives are to (1) review and approve the Company’s total compensation philosophy, strategy and practices, (2) review and make recommendations to the Board regarding executive and non-employee director total compensation programs and (3) review the Company’s strategy and practices relating to the attraction, retention, development, performance and succession of its leadership team. The committee’s primary responsibilities under the charter include:

  Review and approve annually the Company’s total compensation philosophy, strategy and practices including the selection of a peer group of companies for comparative purposes.

  Review the Company’s strategy for managing its employee talent worldwide, including actions and programs which support the Company’s pay-for-performance philosophy and human resources strategy.

  Oversee and review the development and succession plans of the Company’s CEO, the CEO’s direct reports and all other vice presidents.

  Review and approve, at least annually, the goals and objectives of the CEO.

  Evaluate, at least annually, the performance of the CEO in relation to the established goals and objectives.

  Conduct an annual review of the CEO’s compensation package and make recommendations to the full Board on all elements of the CEO’s compensation to ensure it is reasonable, performance-based and aligned with the Company’s strategic plans and objectives.

  Review and approve the performance objectives of the executive officers and vice presidents under the Executive Officer Annual Incentive Plan (“Incentive Plan”) or the Quantum Incentive Plan (“QIP”) in accordance with the terms of the Incentive Plan or the QIP to ensure consistency with the Company’s strategic plans and objectives. The committee shall also review the Incentive Plan or QIP periodically for continued effectiveness and recommend any modifications to the Board.

  Oversee, at least annually, the evaluation of the executive officers and vice presidents in relation to the established objectives.

  Review and approve the compensation packages for the executive officers and vice presidents (including all “plan” compensation, as such term is defined in Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”), to be provided to the executive officers and vice presidents); provided that the committee shall determine all forms and amounts of such compensation for the CEO.

  Review and approve all employment contracts, consulting contracts, change of control agreements, special termination arrangements or retirement arrangements to be paid to non-employee directors, the CEO, the executive officers and all other Company vice presidents.

  Review and approve the impact of change in control and other transactions on total compensation plans; and make recommendations to the Board regarding any special total compensation actions related thereto.

  Review and approve the general terms and provisions of any short-term or long-term incentive plans for all other Company employees.

  Administer the Company’s various stock incentive plans. In the administration of such plans, the committee may, pursuant to authority delegated by the Board, (1) grant awards to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Exchange Act in compliance with Rule 16b-3 promulgated there under), and (2) amend such awards. The committee shall also make recommendations to the Board with respect to amendments to the plans and changes in the number of shares reserved for issuance there under and shall review the plans’ impact on shareholder value and dilution.

  Review executive compensation plans as they pertain to the CEO, the executive officers and all other vice presidents to understand and consider their compliance with IRC 162(m).

  Review annually the adequacy of this committee Charter and recommend any proposed changes to the Board for approval.

  Conduct an annual performance evaluation of the committee.

  Review and make recommendations to the Board regarding all Board compensation programs.

  Produce written reports to the Board regarding recommendations of the committee submitted to the Board for action, and copies of the written minutes of its meetings. The committee may also report and/or communicate any matters to outside agencies and stockholders, as appropriate; as well as respond to shareholder concerns.

  Review and discuss with the Company’s Management the Compensation, Discussion & Analysis (“CD&A”) required by Item 402 of Regulation S-K promulgated by the SEC. Based on such review and discussion, the Committee shall determine whether to recommend to the Board that the CD&A be included in the Company’s annual report or proxy statement. The committee shall prepare the required compensation committee report for inclusion in the Company’s annual report or proxy statement. The report shall state whether the committee reviewed and discussed with Management the CD&A and whether, based on such review and discussion, the committee recommended to the Board that the CD&A be included in the Company’s annual report or proxy statement. The committee shall also oversee the preparation by Management of all disclosures required by Item 402 of Regulation S-K, including the tabular presentations and related narrative discussions.

     The committee has the power to delegate its authority to the Company’s management or to a subcommittee, but did not do so during Fiscal 2007.

     The Corporate Governance and Nominating Committee is currently composed of Michael A. Brown, Chairman of the committee, Mr. Buchsbaum, Mr. Wheelwright and Mr. Esber, all of whom are independent directors, as defined in the applicable New York Stock Exchange listing standards. The Corporate Governance and Nominating Committee, which meets at least twice annually, assists the Board by identifying and recommending prospective director nominees, develops corporate governance principles for Quantum and advises the Board on corporate governance matters, advises the Board regarding Board composition, procedures and committees, recommends to the Board a lead independent director, oversees the evaluation of the Board and considers questions of possible conflicts of interest of Board members and of senior executives. The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders pursuant to the procedures outlined in the Company’s Bylaws and as set forth herein. The Corporate Governance and Nominating Committee held four (4) meetings during Fiscal 2007.

     Each of our committees is governed by a written charter, copies of which are posted on our website. The Internet address for our website is http://www.quantum.com, where the charters may be found by clicking “Investors” from the home page and selecting “Corporate Governance.”A free printed copy of the charters also is available to any stockholder who requests it from Quantum’s Investor Relations Department at the address stated below in the Section of this Proxy Statement entitled “Communicating with the Company” or who submits an online request by visiting the Company’s website at http://www.quantum.com, where the request form may be found by clicking “Investors” from the home page and selecting “Contact Investor Relations.”

Director Education

     The Company’s Corporate Governance Principles encourage directors to pursue ongoing education and development studies on topics that they deem relevant given their individual backgrounds and committee assignments. In Fiscal 2007, one director attended an ISS-accredited director education program.

COMMUNICATING WITH THE COMPANY

Consideration of Director Nominees

Stockholder Recommendations and Nominations

Recommendations

     It is the policy of the Corporate Governance and Nominating Committee to consider recommendations for candidates to the Board from stockholders. A stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to Quantum Corporation, attention: Company Secretary, 1650 Technology Drive, Suite 700, San Jose, CA 95110. The letter must include the candidate’s name, contact information, detailed biographical data, relevant qualifications (in light of Quantum’s established director considerations, as described below), information regarding any relationships between the candidate and Quantum, a statement from the recommending stockholder in support of the candidate, references and a written indication by the candidate of her or his willingness to serve, if elected.

Nominations

     A stockholder that desires to nominate a person directly for election to the Board must meet the deadlines and other requirements set forth in Section 2.5 of Quantum’s Bylaws and the rules and regulations of the Securities and Exchange Commission. Quantum’s Bylaws can be found on our website. The Internet address for our website is http://www.quantum.com, where the Bylaws may be found by clicking “Investors” from the home page and then selecting “Corporate Governance.”

Identifying and Evaluating Nominees for Director

     The Corporate Governance and Nominating Committee uses the following procedures to identify and evaluate individuals recommended or offered for nomination to the Board:

  The committee regularly reviews the current composition and size of the Board.

  The committee annually evaluates the performance of the Board as a whole and the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders.

  In evaluating and identifying candidates, the committee has the authority to retain and terminate any third party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

  The committee reviews the qualifications of any candidate who has been properly recommended or nominated by a stockholder, as well as any candidate who has been identified by management, individual members of the Board or, if the committee determines, a search firm. Such review may, in the committee’s discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the committee deems proper, including the retention of third parties to review potential candidates.

  The committee will evaluate each candidate in light of the general and specific considerations that follow. The committee evaluates all nominees, whether or not recommended by a stockholder, in the same manner, as described in this Proxy Statement.

  After reviewing and considering all candidates presented to the committee, the committee will recommend a slate of director nominees to be approved by the full Board.

  The committee will endeavor to promptly notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individual for election to the Board.

General Considerations

     A candidate will be considered in the context of the current perceived needs of the Board as a whole. Generally, the Corporate Governance and Nominating Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Specific Considerations

     Specific considerations include the following:

  The current size and composition of the Board and the needs of the Board and its committees.

  Previous experience serving on a public company board or as a member of the senior management of a public company.

  The possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company.

  Key personal characteristics such as strategic thinking, objectivity, independent judgment, integrity, intellect and the courage to speak out and actively participate in meetings.

  Knowledge of, and familiarity with, information technology.

  The absence of conflicts of interest with the Company’s business.

  A willingness to devote a sufficient amount of time to carry out his or her duties and responsibilities effectively, including a commitment to serve on a committee.

  Whether the candidate is committed to serve on the Board for an extended period of time.

  Diversity of thinking or background.

  Such other factors as the Corporate Governance and Nominating Committee may consider appropriate.

     The Company believes that all of the nominees for election to our Board meet the general and specific considerations outlined above.

     All of the nominees for election to our Board have previously served as Quantum directors.

Communications to the Board

     Stockholders, employees and other interested parties may contact the Board, the Company’s lead independent director, the non-management directors as a group or any of our directors by writing to them c/o Quantum Corporation, attention: Company Secretary, 1650 Technology Drive, Suite 700, San Jose, CA 95110, or by email at BoardofDirectors@Quantum.com. If any such interested parties wish to contact the Board, a member of the Audit Committee, the Company’s lead independent director, our non-management directors as a group or any of our directors to report a concern about Quantum’s conduct or about questionable accounting, internal accounting controls or auditing matters, such parties may do so anonymously by using the address above and designating the communication as “confidential.” Alternatively, concerns may be reported anonymously by phone or via the world-wide-web to the following toll-free phone number or Internet address 1-866-ETHICSP (1-866-384-4277); www.ethicspoint.com. These resources are operated by Ethicspoint, an external third-party vendor that has trained professionals to take calls, in confidence, and to report concerns to the appropriate persons for proper handling. Communications raising safety, security or privacy concerns, or that otherwise relate to improper activities will be addressed in an appropriate manner.

Director Compensation

     During Fiscal 2007, each director who was not an employee of the Company (each, a “Nonemployee Director”) received a base annual retainer of $42,000, plus an additional annual retainer of $7,500 for each committee on which such director served as a member. The aggregate retainer is paid 75% in cash and 25% in restricted stock units. The restricted stock units vest 50% upon grant and 50% after one year from the grant date provided that the director continues to be a member of Quantum’s Board at that time. No per-meeting fees are paid. In addition, the Chairman of each Board committee and the lead independent director received the following annual retainers, all of which were paid in cash: $10,000 for the Chairman of the Audit Committee and for the lead independent director and $7,500 for the Chairman of the Leadership and Compensation Committee and for the Chairman of the Governance and Nominating Committee.

     During Fiscal 2007, each Nonemployee Director also received an annual grant of stock options (or a combination of stock options and restricted stock units) under the 2003 Nonemployee Director Equity Incentive Plan (the “Plan”), which was approved by the Company’s stockholders at the 2003 annual meeting of Stockholders. Each Nonemployee Director was provided with the opportunity to elect to receive the annual grant solely as stock options, solely as restricted stock units or in a combination of stock options and restricted stock units. The Board, in its discretion, selects Nonemployee Directors to whom options and/or restricted stock units may be granted, the time or times at which such options and/or restricted stock units may be granted, the number of shares subject to each grant and the period over which such options become exercisable. During Fiscal 2007, Alan L. Earhart and Edward M. Esber, Jr. each received an option to purchase 35,000 shares of Common Stock. Thomas S. Buchsbaum received an option to purchase 29,167 shares of Common Stock. Elizabeth A. Fetter and Michael A. Brown each received an option to purchase 17,500 shares of Common Stock. In addition, Ms. Fetter and Mr. Brown each received 5,833 restricted stock units. All options were granted at an exercise price of $2.00. The options and restricted stock units will fully vest on August 28, 2007.

     Effective May 21, 2007, Joseph A. Marengi was appointed to Quantum’s board of directors. In connection with his appointment, Mr. Marengi received an option to purchase 45,000 shares of Common Stock. These options were granted on May 31, 2007 at an exercise price of $3.09. The options will fully vest on June 1, 2011.

     All options granted to Nonemployee Directors in Fiscal 2007 contain the following terms: (i) the exercise price per share of Common Stock was 100% of the fair market value of the Company’s Common Stock on the date the option was granted; (ii) the options expire seven years after the date of grant; and (iii) the option may be exercised only while the director remains a director or within 12 months after the date the director ceases to be a director of the Company, or such longer period as may be determined by the administrator of the Plan.

     The Board generally may amend or terminate the Plan at any time and for any reason, except that the Board will obtain stockholder approval for material amendments to such plan, as required by the rules of the New York Stock Exchange.

     Employee directors are not compensated for their service on the Board or on committees of the Board.

     Compensation paid to the Nonemployee Directors during Fiscal 2007 is set forth in the following Director Compensation Table.

					Change in
					Pension Value
	Fees Earned				and Nonqualified
	or Paid in		Option	Non Equity	Deferred
	Cash	Stock Awards	Awards	Incentive Plan	Compensation	All Other
Name	(1)	(2) (3)	(2)	Compensation	Earnings	Compensation	Total
Brown, Michael A.	$34,313	$16,625	$19,041	$0	$0	$0	$69,979
Buchsbaum, Thomas S.	$38,531	$13,364	$39,945	$0	$0	$0	$91,840
Earhart, Alan L.	$47,125	$11,494	$36,712	$0	$0	$0	$95,331
Esber, Jr., Edward M.	$55,875	$14,978	$29,752	$0	$0	$0	$100,605
Fetter, Elizabeth A.	$37,125	$16,965	$33,090	$0	$0	$0	$87,180
Partridge, John M.	$37,125	$11,494	$43,449	$0	$0	$0	$92,068
Wheelwight, Steven C.	$60,250	$13,237	$44,254	$0	$0	$0	$117,741
Marengi, Joseph A. (4)	$0	$0	$0	$0	$0	$0	$0

____________________

(1)	Fees Earned or Paid in Cash include the following:

				Lead
		Committee	Committee	Independent	Total Fees
	Board	Membership	Chairman	Director	Earned or Paid
Name	Retainer	Retainer	Retainer	Retainer	in Cash
Brown, Michael A.	$31,500	$2,813 (a)	$0	$0	$34,313
Buchsbaum, Thomas S.	$31,500	$7,031 (a)	$0	$0	$38,531
Earhart, Alan L.	$31,500	$5,625	$10,000	$0	$47,125
Esber, Jr., Edward M.	$31,500	$16,875	$7,500	$0	$55,875
Fetter, Elizabeth A.	$31,500	$5,625	$0	$0	$37,125
Partridge, John M.	$31,500	$5,625	$0	$0	$37,125
Wheelwright, Steven C.	$31,500	$11,250	$7,500	$10,000	$60,250
Marengi, Joseph A.	$0	$0	$0	$0	$0
          ____________________

(a) These committee membership retainers reflect partial years of service.

(2)	Values are calculated in accordance with FAS123R. Assumptions underlying the valuation are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 13, 2007.

(3)	Includes portion of annual board, committee and committee chair retainers paid in restricted stock units.

(4)	Mr. Marengi was appointed to the Board of Directors in fiscal year 2008 (“Fiscal 2008”) and therefore was not paid any compensation in Fiscal 2007.

Leadership and Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     The members of the Company’s Leadership and Compensation Committee are Edward M. Esber, Jr., Chairman of the committee, Elizabeth A. Fetter and Joseph A. Marengi. No member of the Leadership and Compensation Committee is currently, nor has any been at any time since the formation of the Company, an officer or employee of the Company or any of its subsidiaries. Likewise, no member of the Leadership and Compensation Committee has entered into a transaction, or series of similar transactions, in which they will have a direct or indirect material interest adverse to the Company.

Required Vote

     Each stockholder voting in the election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled. Alternatively, a stockholder may distribute the stockholder’s votes on the same principle among as many candidates as the stockholder would like, provided that votes cannot be cast for more than seven (7) candidates. However, no stockholder shall be entitled to cumulate votes for a candidate unless such candidate’s name has been properly placed in nomination according to the Company’s Bylaws, notice of the intention to cumulate votes is received at the principal executive offices of the Company at least twenty (20), and no more than sixty (60), days prior to the Annual Meeting and a proxy card has been submitted to the Company in accordance with this Proxy Statement. The proxy holders may exercise discretionary authority to cumulate votes and to allocate such votes among management’s nominees in the event that additional persons are nominated at the Annual Meeting for election of directors.

     If a quorum is present and voting, the seven nominees for director receiving the highest number of votes will be elected to the Board. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. See “Quorum; Abstentions; Broker Non-Votes.”

MANAGEMENT RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board has selected Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending March 31, 2008. The Board recommends that stockholders vote for ratification of such appointment. In the event of a vote against such ratification, the Board of Directors will reconsider its selection. A representative of Ernst & Young LLP is expected to be available at the Annual Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the total number of shares entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP.

MANAGEMENT RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

PROPOSAL THREE
APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPANY’S NONEMPLOYEE
DIRECTOR EQUITY INCENTIVE PLAN FOR THE PURPOSE OF INCREASING THE NUMBER OF
SHARES RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES

     We are asking our stockholders to approve an amended and restated Nonemployee Director Equity Incentive Plan (the “Plan”) so that we can continue using it to help achieve the Company’s goals of attracting, retaining and motivating highly talented individuals to serve as members of our Board of Directors. Some of the key features of the Plan include:

  The Plan is administered by an independent committee of the Board that consists of at least two directors who are “non-employee directors” under Rule 16b-3;

  The Plan requires that the grant date of an award be no earlier than the date the award is approved by the committee administering the Plan;

  Options and stock appreciation rights must be granted with an exercise price of at least 100% of fair market value on the date of grant;

  Repricing of outstanding awards is not expressly permitted by the Plan and would require shareholder approval;

  No more than 50% of the total shares of common stock reserved for issuance under the Plan may be granted as stock appreciation rights, restricted stock or restricted stock units; and

  Awards will generally vest over a period of three (3) years or longer except in the case of death, retirement, initial and annual service grants and grants made in lieu of cash compensation.

     The Board of Directors approved the Plan, subject to approval from our stockholders at the 2007 Annual Meeting. Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders approve the Plan, it will replace the version of the Plan that was approved by stockholders at the 2003 Annual Meeting. If stockholders do not approve the Plan at the 2007 Annual Meeting, the version approved in 2003 will remain in effect.

     A total of 1,000,000 shares of our Common Stock initially were reserved for issuance under the Plan. As of June 1, 2007, 588,542 awards of options and 62,008 unvested rights to restricted stock were outstanding under the Plan, and 245,069 shares of our Common Stock remained available for issuance pursuant to new awards. The amended and restated Plan increases the number of shares reserved for issuance by 2,000,000 shares. The amended and restated Plan also provides that no awards may be granted under the Plan after August 17, 2017. Previously, the Plan contained no fixed termination date.

     We believe strongly that the approval of the Plan is essential to our continued success. Stock options and other awards such as those provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals to serve on the Board. The Board believes that the Plan is necessary so that the Company can continue to provide meaningful, long-term equity based incentives to present and future Nonemployee Directors.

     The Plan does not have an “evergreen” provision that provides for an automatic increase in the number of the shares available for issuance each year. In addition, no shares have been added to the Plan since the approval of the Plan at the 2003 Annual Meeting. If stockholders approve the amendment to the Plan, we currently anticipate that we will not ask stockholders for additional shares for issuance under the Plan until at least the 2011 Annual Meeting, depending on business conditions and needs.

     Approval of the Plan amendment requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock that are present in person or by proxy and entitled to vote at the Annual Meeting. If stockholders do not approve the amendment to the Plan, no shares will be added to the total number of shares reserved for issuance under the Plan. Our named executive officers and directors have an interest in this proposal.

     Summary of the Plan

     The following paragraphs provide a summary of the principal features of the Plan as amended and restated. The following summary is qualified in its entirety by reference to Plan as set forth in Appendix A.

     Background and Purpose of the Plan

     The Plan is intended to attract, motivate and retain outstanding and highly talented directors of the Company who are employees of neither the Company nor of any of the Company’s affiliates. The Plan permits the grant of the following types of incentive awards: (1) stock options, (2) stock appreciation rights, (3) restricted stock and (4) restricted stock units (individually, an “Award”). However, no more than 50% of the total shares of common stock reserved for issuance under the Plan may be granted as stock appreciation rights, restricted stock or restricted stock units.

     Administration of the Plan

     A committee of the Board (the “Committee”) administers the Plan. The Committee shall consist of not less than two directors who are “Nonemployee Directors” under Rule 16b-3. Subject to the terms of the Plan, the Committee has the sole discretion to select the Nonemployee Directors who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), accelerate the vesting of Awards and interpret the provisions of the Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way that would jeopardize the Plan’s qualification under certain Securities and Exchange Commission rules.

     If an Award expires or is canceled, or, with respect to restricted stock or restricted stock units, is forfeited or repurchased by the Company for any reason, the unvested or cancelled options for shares of the Company’s common stock (“Shares”) (or with respect to restricted stock or restricted stock units, the forfeited or repurchased Shares) that were subject to the Award generally will be returned to the available pool of Shares reserved for issuance under the Plan. Shares actually issued under the Plan or withheld to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will not be returned to the Plan and will not be available for future issuance under the Plan. Also, if we experience a stock dividend, reorganization or other change in our capital structure, the number of Shares available for issuance under the Plan and any outstanding Awards will be adjusted by the Committee as appropriate to reflect the stock dividend or other change.

     Eligibility to Receive Awards

     The Committee selects the Nonemployee Directors who will be granted Awards under the Plan, and the Company anticipates that all Nonemployee Directors will be granted Awards. Employees and consultants are not eligible to receive Awards under the Plan.

     Stock Options

     A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. The Committee will determine the number of Shares covered by each option and the exercise price of the Shares subject to each option, but such exercise price cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option.

     An option granted under the Plan generally cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant, which generally shall be a period of three (3) years or longer except in the case of death, retirement, initial and annual service grants and grants made in lieu of cash compensation. Options become exercisable at the times and on the terms established by the Committee. Options granted under the Plan expire at the times established by the Committee, but not later than 10 years after the grant date (except in certain cases of death, in which case an option would remain exercisable for up to three years after the date of death).

     The exercise price of each option granted under the Plan must be paid in full at the time of exercise. The Committee also may permit payment through the tender of Shares that are already owned by the Nonemployee Director, or by any other means that the Committee determines to be consistent with the purpose of the Plan. The Nonemployee Director must pay any taxes the Company is required to withhold at the time of exercise.

     Stock Appreciation Rights

     A stock appreciation right is the right to receive from the Company, upon exercise, an amount equal to the excess of the fair market value of the Shares on the date of exercise over the fair market value of the Shares covered by the exercised portion of the stock appreciation right on the date of grant. The Committee determines the terms of stock appreciation rights, except that (1) the exercise price of a stock appreciation right may not be less than 100% of the fair market value of the Shares on the date of grant, and (2) a stock appreciation right must expire no later than 10 years after the grant date (except in certain cases of death, in which a stock appreciation right would remain exercisable for up to three years after the date of death.) A stock appreciation right will be exercisable, in whole or in part, at such time as the Committee will specify in the stock appreciation right agreement. Payment upon the exercise of a stock appreciation right may be in Shares or in cash, or any combination thereof, as the Committee may determine.

     Restricted Stock

     Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Committee. The Committee also will determine any other terms and conditions of an Award of restricted stock.

     In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an Award of restricted stock only if the Company satisfies performance goals established by the Committee.

     Restricted Stock Units

     The Committee will determine all of the terms and conditions of an Award of restricted stock units, except that each restricted stock unit will initially have a value equal to one Share on the grant date. Upon vesting of a restricted stock unit, a Nonemployee Director will be entitled to receive from the Company an amount equal to the then fair market value of a Share. Payment of restricted stock units may be in Shares or in cash, or any combination thereof, as the Committee may determine.

     Awards Granted to Certain Individuals and Groups

     The number of Awards (if any) that a Nonemployee Director may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. Our Nonemployee Directors have an interest in this proposal because they are eligible to receive Awards under the Plan. The following table sets forth (a) the total number of Shares subject to options granted under the Plan to the listed persons and groups since the beginning of the last fiscal year through June 1, 2007, (b) the weighted-average per Share exercise price of such options and (c) the total number of restricted stock units granted under the Plan to the listed persons and groups since the beginning of the last fiscal year through June 1, 2007. No other type of Award was granted under the Plan during this time. The last reported trade price for Shares on June 1, 2007 was $3.02.

     Employees and Named Executive Officers are not eligible to receive Awards under the Plan, and no Awards have been granted to them under the Plan.

	Number of		Number of
	Securities	Weighted	Securities
	Underlying	Average	Underlying
	Options	Per Share	Restricted Stock
Name of Individual or Group	Granted	Exercise Price	Granted
All directors who are not executive officers, as a group	249,167 (1)	$ 2.20	62,008 (2)
All employees who are not executive officers, as a group	—	—	—
____________________

(1)	Stock options granted to new Nonemployee Directors vest over four years (25% after year one and 1/48 per month over the remaining three years). Stock options granted annually to Nonemployee Directors cliff vest after one year. All stock options granted to Nonemployee Directors after January 2005 have a term of seven years.

(2)	Restricted stock and restricted stock units awarded to directors as part of their annual Board/Committee/Lead Director retainers vest 50% upon grant and 50% after one year.

     Limited Transferability of Awards

     Awards granted under the Plan generally may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, Nonemployee Directors may, in a manner specified by the Committee, transfer stock options (a) pursuant to a court-approved domestic relations order and (b) by bona fide gift (1) to a member of the Nonemployee Director’s immediate family, (2) to a trust or other entity for the sole benefit of the member(s) of the Nonemployee Director’s and/or his or her immediate family, (3) to a partnership, limited liability company or other entity whose members are the Nonemployee Director and/or his or her immediate family or (4) to a tax-qualified charity.

     Federal Tax Aspects

     The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

     Stock Options

     No taxable income is reportable when a stock option is granted to a Nonemployee Director. Upon exercise, the Nonemployee Director will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

     Stock Appreciation Rights

     No taxable income is reportable when a stock appreciation right is granted to a Nonemployee Director. Upon exercise, the Nonemployee Director will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

     Restricted Stock

     A Nonemployee Director will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

     Restricted Stock Units

     No taxable income is reportable when restricted stock units are granted to a Nonemployee Director. Upon payment, the Nonemployee Director will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units.

     Tax Effect for the Company

     The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a Nonemployee Director and at the time the Nonemployee Director recognizes such income (for example, upon the exercise of a stock option).

     Amendment and Termination of the Plan

     The Board generally may amend or terminate the Plan at any time and for any reason, except that the Board will obtain stockholder approval of material amendments as required by the rules of the New York Stock Exchange.

     Summary

     We believe strongly that the approval of the Plan is essential to our continued success. Awards such as those provided under the Plan constitute an important incentive for Nonemployee Directors and will help us to attract and retain qualified individuals to serve on the Board.

MANAGEMENT RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPANY’S NONEMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN FOR THE PURPOSE OF INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES.

PROPOSAL FOUR
APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK
PURCHASE PLAN FOR THE PURPOSE OF INCREASING THE NUMBER OF
SHARES RESERVED FOR ISSUANCE THEREUNDER BY 10,000,000 SHARES

     We are asking stockholders to approve the amended and restated Employee Stock Purchase Plan (the “ESPP”). The ESPP provides eligible employees of the Company and its participating subsidiaries with the opportunity to purchase shares of common stock of the Company at a discounted price through convenient payroll deductions. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The ESPP was last approved by stockholders in 1999.

     The Board has determined that, in order to enable the Company to continue to attract and retain the talented employees necessary for the Company’s continued growth and success, the number of shares issuable under the ESPP should be increased. Therefore, the Board proposes to increase the number of shares authorized for issuance under the ESPP by 10,000,000 shares to a total of 13,734,637 shares. As of June 1, 2007, approximately 3,734,637 shares were available for issuance under the ESPP. The amended and restated ESPP will also make certain other non-material changes to the ESPP.

     The Board has approved the changes to the ESPP, subject to stockholder approval at the meeting. Stockholder approval of the ESPP requires the affirmative vote of a majority of the Company shares that are present in person or by proxy and entitled to vote on the proposal at the meeting. If stockholders approve the amended and restated ESPP, it will replace the current version of the ESPP.

     Summary of the Amended and Restated Employee Stock Purchase Plan

     This section summarizes the material terms of the amended and restated the ESPP. The summary is qualified in its entirety by reference to the ESPP itself set forth in Appendix B.

     Background and Purpose of the Plan

     The purpose of the ESPP is to encourage ownership of common stock of the Company by all eligible employees and to provide incentives for them to exert maximum efforts for the success of the Company and its subsidiaries.

     Administration of the Plan

     The Board or a committee appointed by the Board (referred to herein as the Administrator) administers the ESPP. All questions of interpretation or application of the ESPP are determined by the Administrator and its decisions are final, conclusive and binding upon all participants.

     Eligibility

     Each of our employees or the employees of our designated subsidiaries who is a common law employee and whose customary employment with us or one of our designated subsidiaries is at least twenty hours per week and more than five months in a calendar year is eligible to participate in the ESPP; except that no employee shall be granted an option under the ESPP (i) to the extent that, immediately after the grant, such employee would own 5% or more of the total combined voting power of all classes of our capital stock or the capital stock of one of the designated subsidiaries, or (ii) to the extent that his or her rights to purchase stock under all of our employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. However, the Administrator has discretion to include or exclude employees who typically are scheduled to work less than or equal to twenty hours per week or five months per calendar year or are officers or other highly compensated employees, provided that the exclusion of employees in such categories is not prohibited under applicable local law. As of June 1, 2007, approximately 2,845 employees were eligible to participate in the ESPP.

     Offering Period

     The ESPP is implemented by offering periods lasting approximately six months in duration with a new offering period commencing approximately on February 6 and August 6 of each year. To participate in the ESPP, each eligible employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed 10% of a participant’s compensation during the offering period.

     Once an employee becomes a participant in the ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the ESPP or the employee’s employment with us or the designated subsidiaries terminates. At the beginning of each offering period, each participant automatically is granted an option to purchase shares of our common stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but any outstanding option automatically is exercised at the end of each offering period to the extent of the payroll deductions accumulated during such offering period.

     Purchase Price

     Shares of our common stock may be purchased under the ESPP at a purchase price not less than 85% of the lesser of the fair market value of the common stock on (i) the first day of the relevant offering period, or (ii) the last day of the offering relevant period. The fair market value of our common stock on any relevant date generally will be the closing price per share as reported on the New York Stock Exchange, quoted on that exchange.

     Payment of Purchase Price and Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions throughout each offering period. The number of shares of our common stock that a participant may purchase in each offering period during an offering period will be determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that offering period by the purchase price; provided, however, that a participant may not purchase in one calendar year more than the number of shares determined by dividing $25,000 by the fair market value of a share of our common stock (determined at the time an option is granted). During the offering period, a participant may discontinue his or her participation in the ESPP, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

     All payroll deductions made for a participant are credited to the participant’s account under the ESPP and are included with our general funds. Funds received by us pursuant to exercises under the ESPP are also used for general corporate purposes. A participant may not make any additional payments into his or her account other than through payroll deductions.

     Withdrawal

     Generally, a participant may withdraw from an offering period at any time by giving us a notice of withdrawal in the form prescribed by the Administrator. In such event, the payroll deductions credited to the participant’s account will be returned without interest to the participant. A participant’s withdrawal from an offering period will not affect his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver to us a new subscription agreement.

     Termination of Employment

     Upon termination of a participant’s employment for any reason, including disability or death, he or she will be deemed to have elected to withdraw from the ESPP and the payroll deductions credited to the participant’s account will be returned without interest to him or her or, in the case of death, to the person or persons entitled thereto as provided in the ESPP, and such participant’s option will automatically be terminated.

     Adjustments, Dissolutions, Mergers and Asset Sales

     Adjustments. If our stockholders approve the amended and restated ESPP, a maximum of 13,734,637 shares will be available for issuance pursuant to the ESPP. The number of shares reserved under the ESPP, as well as the number and price per share of common stock covered by each option under the ESPP which has not yet been exercised shall be adjusted by the Administrator for a stock split or the payment of a dividend or other distribution (whether in the form of cash, shares of our common stock, other securities, or other property) on our common stock or any other change in the corporate structure of the Company that affects the shares of our common stock. In addition, the Administrator shall also make such adjustments in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding common stock, and in the event of the Company being consolidated with or merged into any other corporation.

     Dissolution or Liquidation. In the event of our proposed dissolution or liquidation, the Administrator shall shorten any offering periods then in progress by setting a new exercise date and any offering periods shall end on the new exercise date. The new exercise date shall be prior to the dissolution or liquidation. If the Administrator shortens any offering periods and offering periods then in progress, the Administrator shall notify each participant in writing at least ten (10) days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant withdraws from the offering period.

     Merger or Asset Sale. In the event of a merger with or into another corporation or the sale of substantially all the assets of the Company, each option under the ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the Administrator shall shorten any offering periods then in progress by setting a new exercise date and any offering periods shall end on the new exercise date. The new exercise date shall be prior to the merger or asset sale. If the Administrator shortens any offering periods and offering periods then in progress, the Administrator shall notify each participant in writing at least ten (10) days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option shall be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

     Amendment and Termination of the Plan

     Our Administrator may at any time terminate or amend the ESPP including the term of any offering period then outstanding. Generally, no such termination can adversely affect options previously granted. Stockholder approval for amendments will be obtained to the extent necessary to comply with applicable law or regulations. The ESPP will continue in effect until terminated by the Administrator in accordance with the ESPP.

     Number of Shares Purchased by Certain Individuals and Groups

     The actual number of shares that may be purchased by any individual under the ESPP is not determinable in advance since the number is determined, in part, on the contributed amount and the purchase price. The following table sets forth (1) the aggregate number of shares of our common stock which were purchased under the ESPP by the listed persons and groups during Fiscal 2007 and (2) the average per share purchase price paid for such shares.

	Number of	Average Per
	Shares	Share Purchase
Name and Position	Purchased	Price
Richard E. Belluzzo, Chief Executive Officer and Chairman of the Board	0	—
William C. Britts, Executive Vice President of Sales, Marketing and Service	0	—
Anthony E. Carrozza, Former Senior Vice President, Worldwide Sales	963	$ 1.7085
Jon W. Gacek, Executive Vice President and Chief Financial Officer	0	—
Edward J. Hayes, Jr., Former Executive Vice President, Chief Financial Officer	0	—
Howard L. Matthews III, President and Chief Operating Officer	0	—
Jim L. Wold, Senior Vice President, Removable Storage and Automation	10,263	$ 1.6807
All executive officers, as a group	16,724	$ 1.6829
All directors who are not executive officers, as a group (1)	0	—
All employees who are not executive officers, as a group	2,433,937	$ 1.6873
____________________

(1)	Nonemployee Directors are not eligible to participate in the ESPP.

     Our executive officers have a financial interest in this proposal because it would increase the number of shares available for issuance under the ESPP to executives and other employees.

     Federal Tax Aspects

     The following is a summary of the general U.S. federal income tax consequences to U.S. taxpayers and the Company of the purchase of shares under the ESPP. Tax consequences for any particular individual may be different.

     An employee will not have taxable income when the shares are purchased for him or her, but the employee generally will have taxable income when the employee sells or otherwise disposes of stock purchased through the ESPP.

     The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Internal Revenue Code, as amended. Under these provisions, no income generally will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years after the first day of the applicable enrollment period in which such shares were acquired and more than one year after the applicable date of purchase, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a “disqualifying disposition”), the participant will recognize ordinary income equal to the excess of (1) the fair market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be a capital gain or loss, which will be long-term if the shares are held for more than one year. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.

MANAGEMENT RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN FOR THE PURPOSE OF INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 10,000,000 SHARES.

PROPOSAL FIVE
APPROVAL AND RATIFICATION OF THE ADOPTION OF THE
RESTATED EXECUTIVE OFFICER INCENTIVE PLAN

     We are asking stockholders to approve the amended and restated Executive Officer Incentive Plan (the “Bonus Plan”) so that we may continue to use the Bonus Plan to achieve our goal of increasing stockholder value and also receive a federal income tax deduction for certain compensation paid under the Bonus Plan.

     The Bonus Plan was amended and restated to:

  Add additional performance goals and to clarify existing performance goals that may be used for participants to earn awards based on achievement of the specified goals. The new and clarified goals include: (a) earnings (or loss) per share, (b) net income (or loss) before or after taxes and before or after allocation or corporate overhead and bonus , (c) cash flow, operating cash flow, or cash flow or operating cash flow per share (before of after dividends), (d) operating income, (or loss) before or after taxes, (e) return on assets or net assets, (f) return on sales or net sales, (g) revenue, revenue growth or product revenue growth, (h) individual objectives that are measurable and consistent with Section 162(m) of the Code, (i) attainment of strategic and operational initiatives, (j) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company, (k) market share, (l) gross profits, (m) earnings (or losses), including earnings or losses before taxes, earnings or losses before interest and taxes, earnings or losses before interest, taxes and depreciation or earnings or losses before interest, taxes depreciation and amortization, (n) economic value-added models (or equivalent metrics), (o) comparisons with various stock market indices, (p) reduction in costs, (q) return on capital, including return on total capital or return on invested capital, (r) cash flow return on investment, (s) improvement in or attainment of expense levels or working capital levels, (t) operating margin or gross margin, (u) year-end cash, (v) cash margin, (w) debt reduction, (x) shareholders’ equity, (y) research progress, including the development or programs, (z) recruiting and maintaining personnel, (aa) return on equity, and (bb)  total Shareholder return; and
  Change the method of calculating the maximum award payable under the terms of the Bonus Plan to accommodate multi-year performance periods. As amended, the Bonus Plan would permit a participant to receive awards under the Bonus Plan of no more than $15 million or 6 million shares of our common stock during any three fiscal year period. Previously, the Bonus Plan provided for a maximum award of $4.1 million in any single fiscal year.

     The Compensation Committee of our Board of Directors has approved the amended and restated Bonus Plan, subject to approval of our stockholders at the meeting. If stockholders do not approve the amended and restated Bonus Plan, we will not pay any further compensation under the Bonus Plan. However, the Company may consider adopting other incentive compensation arrangements that might not be fully tax deductible.

     The following paragraphs provide a summary of the principal features of the Bonus Plan and its operation. The Bonus Plan is set forth in its entirety as Appendix C to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix C.

Purpose

     The purpose of the Bonus Plan is to increase shareholder value and the success of the Company by motivating key executives to perform to the best of their abilities and to achieve the Company’s objectives. The Bonus Plan accomplishes this by paying awards only after the achievement of the specified goals.

Eligibility to Participate

     The Compensation Committee of the Board of Directors selects the employees of the Company (and its affiliates) who will be eligible to receive awards under the Bonus Plan. The actual number of employees who will be eligible to receive an award during any particular year cannot be determined in advance because the Compensation Committee has discretion to select the participants. We currently expect that approximately 6 executives will participate in the Bonus Plan at any given time.

Target Awards and Performance Goals

     Each performance period, the Compensation Committee assigns each participant a target award and performance goal or goals that must be achieved before an award actually will be paid to the participant. The participant’s target award may be expressed as a percentage of his or her base salary earned during the applicable performance period, a fixed dollar amount or a fixed number of shares of our common stock. The performance goals require the achievement of objectives for one or more of (a) earnings (or loss) per share, (b) net income (or loss) before or after taxes and before or after allocation or corporate overhead and bonus , (c) cash flow, operating cash flow, or cash flow or operating cash flow per share (before of after dividends), (d) operating income, (or loss) before or after taxes, (e) return on assets or net assets, (f) return on equity, (g) return on sales or net sales, (h) revenue, revenue growth or product revenue growth (i) total shareholder return, (j) individual objectives that are measurable and consistent with Section 162(m) of the Code, (k) attainment of strategic and operational initiatives, (l) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company, (m) market share, (n) gross profits, (o) earnings (or losses), including earnings or losses before taxes, earnings or losses before interest and taxes, earnings or losses before interest, taxes and depreciation or earnings or losses before interest, taxes depreciation and amortization, (p) economic value-added models (or equivalent metrics), (q) comparisons with various stock market indices, (r) reduction in costs, (s) return on capital, including return on total capital or return on invested capital, (t) cash flow return on investment, (u) improvement in or attainment of expense levels or working capital levels, (v) operating margin or gross margin, (w) year-end cash, (x) cash margin, (y) debt reduction, (z) shareholders’ equity, (aa) research progress, including the development or programs, and (bb) recruiting and maintaining personnel. Performance Goals may differ from participant to participant, from performance period to performance period and from award to award.

     The Compensation Committee may choose to set target goals: (1) in absolute terms, (2) in relative terms (including, but not limited to, the passage of time and/or against other companies or financial metrics), (3) on a per share and/or per capita basis, (4) against the performance of the Company as a whole or against particular segments or products of the Company and/or (5) on a pre-tax or after-tax basis. The Compensation Committee also will determine whether any element(s) (for example, the effect of mergers or acquisitions) will be included in or excluded from the calculations (whether or not such determinations result in any performance goal being measured on a basis other than generally accepted accounting principles). Each performance period will last one fiscal year or such other period of time that the Compensation Committee may determine. More than one performance period may exist at any one time.

Actual Awards

     After the performance period ends, the Compensation Committee certifies in writing the extent to which the pre-established performance goals actually were achieved or exceeded. The actual award that is payable to a participant is determined using a formula that increases or decreases the participant’s target award based on the level of actual performance attained. However, the Bonus Plan limits actual awards to a maximum of $15 million per person or 6 million shares of our common stock during any period of three consecutive fiscal years, even if the pre-established formula otherwise indicates a larger award. The maximum award under the Bonus Plan previously was $4.1 million in any single fiscal year. We changed the Bonus Plan to calculate the maximum over a longer period in case we decide to create multi-year performance periods in the future. However, we currently do not have any plans to use multi-year performance periods under the Bonus Plan.

     The Compensation Committee has discretion to reduce or eliminate the actual award of any participant. The Compensation Committee also has discretion to determine whether to pay out part or all of an award if the participant terminates employment before the end of a performance period.

     Actual awards whether paid in cash or shares generally are paid no later than two and one-half months after the performance period or progress period (if any) ends.

Administration

     The Compensation Committee administers the Bonus Plan. Members of the Compensation Committee must qualify as outside directors under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Subject to the terms of the Bonus Plan, the Compensation Committee has sole discretion to:

  Select the employees who will be eligible to receive awards;

  Determine the target award for each participant;

  Determine the performance goals that must be achieved before any actual awards are paid;

  Establish a payout formula to provide for an actual award greater or less than a participant’s target award to reflect actual performance versus the predetermined performance goals; and

  Interpret the provisions of the Bonus Plan.

Performance Based Compensation

     The Bonus Plan is designed to qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code. Under Section 162(m), the Company may not receive a federal income tax deduction for compensation paid to the Company’s Chief Executive Officer or any of the four other most highly compensated executive officers to the extent that any of these persons receives more than $1 million in any one year. However, if the Company pays compensation that is “performance based” under Section 162(m), the Company still can receive a federal income tax deduction for the compensation even if it is more than $1 million during a single year. The Bonus Plan allows the Company to pay incentive compensation that is performance based and therefore fully tax deductible on the Company’s federal income tax return.

Amendment and Termination of the Bonus Plan

     The Board may amend or terminate the plan at any time and for any reason. However, no amendment or termination of the Bonus Plan may impair the rights of a participant with respect to already established target awards, unless the participant consents.

Bonuses Paid to Certain Individuals and Groups

     Awards under the Bonus Plan are determined based on actual future performance. As a result, future actual awards cannot now be determined. The following table sets forth the target awards for the fiscal year 2008 performance period for the persons and groups shown below under the existing version of the Bonus Plan (that is, before it was amended and restated as described above). The amounts shown are based on each participant’s current base salary, current bonus target (expressed as a percentage of base salary), and assumes exactly 100% achievement of the performance goals. There is no guarantee that the amounts shown actually will be paid nor that any amounts will be paid for Fiscal 2008. Actual awards (if any) under the Bonus Plan for Fiscal 2008 will be calculated based on each participant’s actual earned base salary and may be higher or lower than the target award set forth below based on the level of actual performance attained. In addition, the Compensation Committee has discretion to decrease (but not increase) the award otherwise indicated under the pre-established formula. For the fiscal year 2008 performance period, the Compensation Committee selected performance goals for the CEO that relate to the achievement of targets for improving the Company’s capital structure (by reducing the Company’s quarterly interest cost), growing the Company’s branded business, making certain organizational and investment changes to align with the Company’s strategy and maintaining revenue in certain of the Company’s revenue segments. For the Company’s other executive officers, the Compensation Committee selected performance goals that relate to the achievement of targets for operating income. Because our executive officers are eligible to receive awards under the Bonus Plan, our executive officers have an interest in this proposal.

Name of Individual or Group	Target Award
Richard E. Belluzzo, Chief Executive Officer and Chairman of the Board	$700,000	(1)
William C. Britts, Executive Vice President of Sales, Marketing and Service	$245,003
Jon W. Gacek, Executive Vice President and Chief Financial Officer	$245,003
Jim L. Wold, Senior Vice President, Removable Storage and Automation	$139,725
All executive officers, as a group (2)	$1,728,566
All directors who are not executive officers, as a group (3)	$0
All employees who are not executive officers, as a group	$18,922,487

____________________

(1)	Mr. Belluzzo’s target award is equal to 100% of his base salary and would be paid 80% in cash and 20% in restricted stock units if achieved.

(2)	Howard L. Matthews, Edward J. Hayes, Jr. and Anthony E. Carrozza are no longer employed by the Company and therefore will not participate in the Fiscal 2008 Bonus Plan.

(3)	This group is not eligible to participate in the Bonus Plan.

MANAGEMENT RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE EXECUTIVE OFFICER INCENTIVE PLAN.

COMPENSATION DISCUSSION & ANALYSIS

     This Compensation Discussion and Analysis describes the overall philosophy and material elements of compensation provided to the Company’s named executive officers for Fiscal 2007.

     Compensation Objectives and Philosophy

     The Leadership and Compensation Committee (the “Committee”) believes that Quantum’s executive compensation program should facilitate achievement of the Company’s short- and long-term goals. To this end, the Committee aims to attract and retain the best executive talent to accomplish these objectives. The Committee believes that the value of the compensation program should be heavily connected to overall corporate and individual performance.

     Consequently, the Company’s executive compensation program is designed to offer target cash and equity compensation opportunities at market-competitive levels and to reward superior performance with above-market compensation. Company performance, as measured by corporate financial targets and share price, will determine annual compensation levels. Actual annual executive compensation will fall below market competitive levels if the Company does not achieve its performance objectives, as has been the case in recent years. The Committee believes that this program aligns the interests of executives with those of stockholders in promoting the creation of long-term stockholder value.

     Process for Determining Executive Compensation

     Role of the Leadership and Compensation Committee – The Leadership and Compensation Committee oversees and approves all compensation and benefit arrangements for the Named Executive Officers (“NEOs”). A substantial portion of the Committee’s work relates to the determination of total compensation levels for the Company’s executive officers and the evaluation of Company and executive performance. The Committee considers a variety of factors when determining total compensation amounts. These factors include recommendations by the CEO and other members of management, recommendations by the Committee’s independent compensation consultant and competitive studies and analyses prepared by the independent consultant and management.

     Role of Independent Consultants – During Fiscal 2007, the Committee retained Frederic W. Cook & Co., Inc, an independent executive compensation consulting firm (the “independent consultant”), to provide advice on matters relating to executive compensation. In previous years, the independent consultant also provided the Committee with detailed annual studies regarding competitive pay practices for key employees, although no such study was performed by the consultant in Fiscal 2007. The Committee has requested a formal study for review during Fiscal 2008. The independent consultant does not provide any other services to the Company unless directly related to the Committee’s own responsibilities and approved by the Leadership and Compensation Committee Chairperson.

     Role of Management – As discussed above, management provides recommendations to the Committee on issues such as target compensation levels, compensation program design, annual corporate financial performance targets and evaluations of executive and Company performance. In Fiscal 2007, the Committee also relied on competitive data prepared by management when determining annual compensation levels. While the Committee carefully considers all recommendations made by members of management, ultimate authority for all compensation decisions regarding the Company’s NEOs rests with the Committee. Certain members of management, including the CEO, CFO and VP of Human Resources attend Committee meetings. However, the members of management are not present when the Committee discusses and determines their compensation.

     Competitive Benchmarking – The Committee considers various sources of competitive data when determining executive compensation levels including compensation data from a public company peer group and various Radford surveys of technology companies.

     For Fiscal 2007, the public company peer group consisted of the following companies: Adaptec, Advanced Digital Information Corporation, Atmel, Brocade Communications, Cypress Semiconductor, Emulex, Filenet, Imation, Integrated Device Technology, Iomega, McData, Microchip Technology, Network Appliance, Overland Storage, Qlogic, Sandisk, Silicon Storage Technology and Western Digital. The Committee has used substantially the same peer group for competitive benchmarking for a number of years, with only minor modifications due to acquisitions or mergers. Although many of the peers are larger in terms of market capitalization than Quantum, the Committee believes that these companies supply meaningful points of comparison because of similarities in revenues, number of employees or industry.

     During Fiscal 2007, the Committee approved the use of a second competitive public company peer group for compensation comparisons. This second group was approved in recognition of the fact that many companies in the primary group significantly exceeded Quantum’s size in terms of market capitalization. The selection of companies in the secondary peer group was prepared and recommended by the independent consultant based on objective criteria such as market capitalization, revenue, net income, number of employees and industry. The secondary peer group consists of the following companies: Brightpoint, Agilysys, Plexus, Black Box, Komag, Plantronics, Hutchinson Tech, Powerwave, Checkpoint Systems, CTS, Tekelec, Viasat, Inter-Tel, MTS Systems, Rackable Systems, STEC, Radisys, Safenet and Adaptec.

     Elements of Compensation

     Set forth below is a discussion of each element of compensation, how each amount is determined and how each element fits into the overall compensation philosophy.

     Base Salary

     The Leadership and Compensation Committee believes that it is necessary to provide base salaries to enable Quantum to secure the services of key executive talent. Base salaries are typically reviewed as part of the annual compensation review process and are adjusted in accordance with individual performance, promotions and competitive practice. In Fiscal 2007, the Committee positioned base salaries at approximately the competitive median. In June 2007, the Committee increased the base salary of Mr. Belluzzo for Fiscal 2008 from $675,000 to $700,000 in recognition of the results generated by Mr. Belluzzo in Fiscal 2007, and to better position Mr. Belluzzo’s base salary competitively with CEOs of other high technology companies.

     Annual Cash Bonus

     Overview

     For Fiscal 2007, all of the NEOs (with the exception of Mr. Belluzzo, the CEO and Mr. Carrozza, the Senior Vice President, Worldwide Sales) were eligible to receive annual cash bonuses under the Quantum Incentive Plan (“QIP”). This plan is intended to provide competitive cash compensation opportunities to participants while supporting the Company’s philosophy of pay-for-performance. The QIP supports this philosophy by tying annual cash compensation levels to both Company and individual performance.

     The CEO did not participate with the other NEOs in the QIP for Fiscal 2007. Instead, Mr. Belluzzo participated in the Executive Officer Incentive Plan. A bonus is paid under the Executive Officer Incentive Plan only if the performance goals approved by the Committee at the beginning of the fiscal year are achieved. For Fiscal 2008, all of the Company’s NEOs will participate in the Executive Officer Incentive Plan.

     Target Awards

     With the exception of the CEO, each NEO has a target annual bonus award that is defined as a percentage of his or her base salary. Target awards are typically reviewed as part of the annual compensation review process and are adjusted in accordance with competitive practice. For Fiscal 2007, target awards for the NEOs were as follows: Mr. Belluzzo, 100% of base salary, Mr. Matthews, 70% of base salary, Mr. Hayes, 50% of base salary, and Mr. Wold, 50% of base salary. Targets for the two executives who joined the Company in connection with the Advanced Digital Information Corporation (“ADIC”) acquisition, Mssrs. Britts and Gacek, are 70% of base salary but were pro-rated based on the length of their service during the fiscal year. Mr. Carrozza, the Sr. VP, Worldwide Sales participates in a commission plan with a commission target equal to 20% of his base salary.

     Actual payouts under both the Executive Officer Incentive Plan and the QIP may be above target in the event of superior Company or individual performance. The Executive Officer Incentive Plan provides for a cap on the maximum award that may be paid while the QIP does not limit the size of actual awards.

     Determination of Actual Awards and Performance Metrics – Actual awards under the QIP to all VP level employees, including the NEOs (with the exception of the CEO and Senior Vice President, Worldwide Sales), are determined based on a combination of Company achievement of pre-defined financial goals and the CEO’s assessment of individual performance.

     A Company-wide bonus pool is funded annually based on achievement of quarterly financial performance objectives. At the end of the year, the CEO allocates the funded bonus pool to all participants in the QIP based on his assessment of individual and Company performance over the fiscal year. The Committee also approves all bonus payments made to each of the vice presidents, including all of the NEOs.

     For Fiscal 2007, funding of the bonus pool was based upon achievement of quarterly Non-GAAP operating income targets.

     In Fiscal 2007, the Company achieved the quarterly operating income goal in Q3, but failed to achieve goals for all other quarters. In addition, the Company did not achieve an annual Non-GAAP operating income target set by the Committee. Based on these factors, the CEO and the Committee determined that no bonuses would be paid to any vice president, including the NEOs, under the QIP for Fiscal 2007.

     Actual awards under the Executive Officer Incentive Plan for the CEO are determined by the Committee based on the CEO’s achievement of pre-defined performance goals. For Fiscal 2007, these performance goals consisted of successful integration of ADIC following the merger, revenue growth targets and the establishment of the organization, structure and management team necessary for the Company to be successful on a going-forward basis. These performance goals were weighted 40%, 40% and 20%, respectively.

     Notwithstanding the CEO’s satisfactory performance versus these goals, the Committee determined that no bonus would be paid to the CEO for Fiscal 2007 based on the Company’s overall financial performance for the fiscal year.

     For Fiscal 2008, the Committee has determined to continue to use Non-GAAP operating income as the performance goal for the QIP and for the NEOs (excluding the CEO) under the Executive Officer Incentive Plan. For the CEO under the Executive Officer Incentive Plan, the Committee has established four performance goals as follows: (1) Improve the Company’s capital structure (by reducing quarterly interest cost); (2) Grow the Company’s branded business; (3) Make organizational and investment changes to align with the Company’s strategy; and (4) Maintain revenue in certain of the Company’s revenue segments. Each of goals (1), (3) and (4) are weighted 20% while goal (2) is weighted 40%.

     Equity Compensation

     Overview

     All NEOs are eligible to receive long-term incentive compensation under the Company’s 1993 Long-Term Incentive Plan (“LTIP”). Equity awards are granted to executives under the LTIP to i) provide at-risk equity compensation consistent with the Committee’s pay-for-performance philosophy and ii) align executives’ and shareholders’ interests by providing executives with significant equity stakes in the Company.

     Historically, the Company has granted equity compensation primarily in the form of stock options. The Committee believes that stock options remain an appropriate vehicle for providing executives with the incentive to increase the Company’s share price, and are consistent with the Committee’s pay-for-performance philosophy. In Fiscal 2007, the Committee undertook an initiative to reduce the dilution and recognized expense resulting from grants of equity awards. Consequently, the Committee determined that a portion of awards made to the NEOs would be in the form of restricted stock units (“RSUs”).

     The Company granted both time-vesting and Company stock performance-vesting RSUs to the NEOs during Fiscal 2007. Time-vesting RSUs are intended to both retain executives and provide direct alignment between executive and shareholder interests. Company stock performance-vesting RSUs provide incentives for executives to increase the Company’s share price. Compared to stock options, RSUs limit the increase in dilution from outstanding equity awards because fewer shares are granted while delivering the same economic value.

     The time-vesting RSUs vest in equal annual installments over two years. The Company stock performance-vesting RSUs will be earned only if the Company achieves certain share price hurdles over both the following one and two fiscal years. Any earned Company stock performance-vesting RSUs are subject to an additional two years of time-based vesting following the performance period.

     In determining the size of equity awards, the Committee considered the size and value of grants awarded to executive officers at peer companies, the size and value of grants awarded to executive officers at other high technology companies as reported in various surveys, Company and individual performance, current outstanding equity awards and projected impact on stockholder dilution. The Committee did not consider the values shown in the Summary Compensation Table for Option and Stock Awards in determining the size of new awards. These values represent expense for past and current year awards accrued during the covered year under FAS 123R. The Committee does not believe this value to be an accurate or meaningful measure of compensation received by the NEOs during the year.

     The two executives who became officers of Quantum in connection with the acquisition of ADIC received significant awards in recognition of their commencement of service with Quantum.

     The Committee continually monitors the appropriate form and design of equity awards. In the future, it may select different awards types to further align pay and performance.

     Timing & Pricing of Equity Awards

     The Company has never had, and does not intend to establish, a policy to intentionally backdate or coordinate stock option grants with the public release of material information. In Fiscal 2007, the Company initiated an internal audit in response to the general allegations that option backdating had been widespread among technology companies. This audit covered all grants made to vice presidents since 2001 as well as annual broad-based grants made during that time period. Two instances of option backdating were found. In both cases, there were legitimate reasons for backdating the grants.

     The Company does not have an established schedule for the granting of equity awards. Instead, the Company makes awards from time to time as necessary. However, in Fiscal 2007 the Committee instituted a policy that all stock option grants would be approved either at a regularly scheduled Committee meeting or by unanimous written consent on the last business day of each month, or as close as reasonably possible to the last business day of the month.

     As required by the 1993 Long-Term Incentive Plan, the exercise price for all stock option awards granted is set as the closing share price on the date of grant.

     Benefits and Perquisites

     Employee Stock Purchase Plan – The Company offers all employees, including the NEOs, the ability to acquire Company stock through a tax-qualified employee stock purchase plan. This plan allows employees to purchase Company stock at a 15% discount relative to the market price. The Committee believes that tax-qualified employee stock purchase plans are a cost efficient method of encouraging employee stock ownership.

     Health and Welfare Benefits – The Company offers health, welfare and other benefit programs to substantially all employees. The Company shares the cost of health and welfare benefits with its employees, the cost of which is dependent on the level of coverage an employee elects. The health and welfare benefits offered to each of the NEOs are identical to those offered to other full time employees.

     Perquisites – The Company offers company-paid financial counseling and tax preparation services to all vice presidents, including each of the NEOs. Covered executives are entitled to receive up to $6,000 in their initial year of participation, and an additional $3,500 per year thereafter. The Committee considers this expense to be minimal and appropriate given the level of the participants’ responsibilities. The Company does not provide any other perquisites to the NEOs that are not available to all other full time employees.

     Retirement Benefits – All US-based employees, including the NEOs, are eligible to participate in the Company’s tax-qualified 401(k) Savings Plan. Participants may defer cash compensation up to statutory IRS limits and receive a matching Company contribution. Participants direct their own investments in the Company’s tax-qualified 401(k) Savings Plan, which does not include Company stock.

     The Company also has a non-tax qualified deferred compensation plan which allows select employees, including all of the NEOs, to contribute a portion of their base salary and annual bonuses to an irrevocable trust for the purpose of deferring federal and state income taxes. Participants direct the deemed investment of their deferred accounts among a select group of investment funds, which does not include Company stock. The deemed investment accounts mirror the investment options available under the Company’s 401(k) plan. Participants’ deferred accounts are credited with interest based their deemed investment selections. Participants may change their investment elections on a daily basis, the same as they may under the Company’s 401(k) plan. The Company does not make contributions to the deferred accounts under the non-tax qualified deferred compensation plan. The Company offers the non-tax qualified deferred compensation plan as a competitive practice to enable it to attract and retain top talent.

     Change in Control Severance Policy, Employment Agreements and Severance Agreements

     The Company has entered into change of control agreements with all NEOs whereby in the event that there is a “change of control” of the Company (which is defined in the Agreements to include, among other things, a merger or sale of all or substantially all of the assets of the Company or a reconstitution of the Company’s Board) and, within 18 months of the change of control, there is an “Involuntary Termination” of such executives’ employment, then the executives are entitled to specified severance compensation and benefits. The Agreements define “Involuntary Termination” to include, among other things, any termination of the employee by the Company without “cause” or a significant reduction of the employee’s duties without such employee’s express written consent.

     For the CEO, the principal severance benefits are as follows: (1) a lump sum payment equal to 300% of the CEO’s then established base compensation; (2) a lump sum payment equal to 300% of the average of the CEO’s actual annual bonuses received over the previous two (2) years; (3) payment of COBRA premiums for twelve (12) months; (4) vesting of any unvested equity-based compensation award then held by the CEO; and (5) if applicable, a gross-up payment in the amount of any excise tax incurred by the CEO as a result of the benefits received under the Agreement. For the other Named Executive Officers the principal benefits are: (1) a lump sum equal to 200% of the officer’s then established base compensation; (2) a lump sum payment equal to 200% of the average of the officer’s actual annual bonuses received over the previous two (2) years; (3) payment of COBRA premiums for twelve (12) months; (4) vesting of any unvested equity-based compensation award then held by the officer; and (5) if applicable, a gross-up payment in the amount of any excise tax incurred by the officer as a result of the benefits received under the Agreement.

     The purpose of the Agreements is to ensure that the Company will have the continued dedication of its officers by providing such individuals with compensation arrangements that are competitive with those of other corporations, to provide sufficient incentive to the individuals to remain with the Company, to enhance their financial security, as well as protect them against unwarranted termination in the event of a change of control. The Board believes that this policy serves the best interests of stockholders because it eliminates management’s self-interest considerations during a potential change of control at a cost that is both appropriate and reasonable.

     The Company has also entered into employment agreements with Mssrs. Belluzzo, Hayes, Matthews, Britts, Gacek and Wold. However, as described below, Mssrs. Hayes and Matthews have terminated employment and entered into severance agreements, which supersede their respective employment agreements. The employment agreements with Mssrs. Belluzzo, Britts, Gacek and Wold provide for minimum base salaries, target annual incentive bonuses, and stock option and restricted stock grants. The employment agreements with Mssrs. Belluzzo, Britts and Gacek also provide for the payment of severance benefits in the event of a qualifying termination of employment that is not associated with a change of control. If Mr. Belluzzo is constructively terminated or involuntarily terminated by the Company other than for “cause”, he will receive a payment in the amount of 18 months base salary subject to his execution of a separation agreement and general release. If Mssrs. Britts and Gacek are “Involuntarily Terminated” (as defined in their respective change of control agreements) in a context other a change in control, they will each be entitled to receive a payment equal to 52 weeks of base salary subject to the execution of a separation agreement and general release.

     During Fiscal 2007, the employment of Mssrs. Hayes and Carrozza terminated with the Company in connection with the acquisition of Advanced Digital Information Corporation. The employment of Mr. Hayes terminated effective September 20, 2006 and the employment of Mr. Carrozza terminated effective January 1, 2007. In addition, the employment of Mr. Matthews terminated with the Company effective April 30, 2007.

     The Company entered into a severance agreement with Mr. Hayes in accordance with the terms of his employment agreement. Pursuant to this severance agreement, Mr. Hayes received a cash severance payment of $350,004 (which is an amount equal to one times his annual base salary), health care continuation for twelve months (or the cash equivalent thereof, grossed-up for taxes), continuation of group term life insurance coverage for 60 days at Mr. Hayes’ expense, accelerated vesting of one–half of his unvested stock options (203,646 stock options) and six months of outplacement services. In addition, the Company agreed to accelerate the vesting of all of Mr. Hayes’ unvested restricted shares (6,375 restricted shares) and to extend the 90-day post-termination exercise period for all of Mr. Hayes’ vested stock options to March 3, 2007. Mr. Hayes’ severance agreement also includes confidentiality, nondisclosure, and non-disparagement provisions and a 1-year non-solicitation provision.

     The Company entered into a severance agreement with Mr. Carrozza. Pursuant to this severance agreement, Mr. Carrozza received a cash severance payment of $340,745 (which is an amount equal to one times his annual base salary and target commission rate plus one additional week of pay for each year of service with the Company), health care continuation for six months (or the cash equivalent thereof, grossed-up for taxes), continuation of group term life insurance coverage for 60 days at Mr. Carrozza’s expense, accelerated vesting of his unvested restricted shares (19,437 restricted shares) and six months of outplacement services. In addition, the Company agreed to extend the 90-day post-termination exercise period for all of Mr. Carrozza’s vested stock options to August 1, 2007. Mr. Carrozza’s severance agreement also includes confidentiality, nondisclosure, and non-disparagement provisions and a 1-year non-solicitation provision.

     The Company entered into a severance agreement with Mr. Matthews in accordance with the terms of his employment agreement. Pursuant to this severance agreement, Mr. Matthews received a cash severance payment of $350,004 (which is an amount equal to one times his annual base salary), health care continuation for twelve months (or the cash equivalent thereof, grossed-up for taxes), continuation of group term life insurance coverage for 60 days at Mr. Matthews’ expense, accelerated vesting of one–half of his unvested stock options (456,250 stock options) and six months of outplacement services. In addition, the Company agreed to accelerate the vesting of all of Mr. Matthews’ unvested restricted shares and restricted stock units (102,500 shares) and to extend the 90-day post-termination exercise period for all of Mr. Matthews’ vested stock options to December 31, 2007. Mr. Matthews’ severance agreement also includes confidentiality, nondisclosure, and non-disparagement provisions and a 1-year non-solicitation provision.

     Estimated Payments Upon Termination or Change in Control

     The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for Mssrs. Belluzzo, Gacek, Britts, and Wold. Payments and benefits are estimated assuming that the triggering event took place on the last business day of Fiscal 2007 (March 30, 2007), outstanding equity awards were not assumed or substituted for in connection with a change in control, and the price per share of the Company’s common stock is the closing price on the New York Stock Exchange as of that date ($2.70). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

		Potential Payments Upon:
		Involuntary Termination	Involuntary Termination
		within 18 Months After	Not Associated with a
Name	Type of Benefit	a Change of Control	Change of Control
Richard E. Belluzzo	Cash Severance Payments	$2,400,000	$1,012,500
	Vesting Acceleration (1)	$1,144,791	$0
	Continued Coverage of Employee Benefits (2)	$17,616	$0
	Tax Gross-up	$1,588,302	$0
	Total Termination Benefits:	$5,150,709	$1,012,500

Jon W. Gacek	Cash Severance Payments	$841,201	$350,004
	Vesting Acceleration (1)	$1,360,000	$0
	Continued Coverage of Employee Benefits (2)	$17,616	$0
	Tax Gross-up	$986,626	$0
	Total Termination Benefits:	$3,205,443	$350,004

William C. Britts	Cash Severance Payments	$841,201	$350,004
	Vesting Acceleration (1)	$1,360,000	$0
	Continued Coverage of Employee Benefits (2)	$5,862	$0
	Tax Gross-up (3)	$0	$0
	Total Termination Benefits:	$2,207,063	$350,004

Jim L. Wold	Cash Severance Payments	$579,900	$0
	Vesting Acceleration (1)	$288,082	$0
	Continued Coverage of Employee Benefits (2)	$9,952	$0
	Tax Gross-up (4)	$0	$0
	Total Termination Benefits:	$877,934	$0
____________________

(1)	Reflects the aggregate market value of unvested option grants, restricted stock awards and restricted stock unit awards. For unvested option grants, aggregate market value is computed by multiplying (i) the difference between $2.70 and the exercise price of the option, by (ii) the number of shares underlying unvested options at March 30, 2007. For restricted stock unit awards, aggregate market value is computed by multiplying (i) $2.70, by (ii) the number of unvested restricted stock units at March 30, 2007. For restricted stock awards, aggregate market value is computed by multiplying (i) the difference between $2.70 and the purchase price of the shares of restricted stock ($0.01), by (ii) the number of unvested shares of restricted stock at March 30, 2007. In the event of vesting acceleration or other modifications of share-based awards, we account for such modifications following SFAS 123R.

(2)	Assumes continued coverage of employee benefits at the Fiscal 2007 COBRA premium rate for health, dental, and vision coverage.

(3)	Assuming that the triggering event took place on the last business day of Fiscal 2007 (March 30, 2007) and the price per share of the Company’s common stock is the closing price on the New York Stock Exchange as of that date ($2.70), we do not believe that Mr. Britts would have received an amount of benefits that would have constituted parachute payments under Section 280G of the Internal Revenue Code subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. As a result, Mr. Britts would not have received any payment to pay such excise tax or any additional payments to pay taxes arising as a result of such tax.

(4)	For purposes of determining whether Mr. Wold’s benefits would have constituted parachute payments under Section 280G of the Internal Revenue Code, Mr. Wold’s base amount was calculated based on his compensation that was includible in his gross income for 2004, 2005 and 2006. Assuming that the triggering event took place on the last business day of Fiscal 2007 (March 30, 2007) and the price per share of the Company’s common stock is the closing price on the New York Stock Exchange as of that date ($2.70) and based on Mr. Wold’s base amount as determined in accordance with the preceding sentence, we do not believe that Mr. Wold would have received an amount of benefits that would have constituted parachute payments under Section 280G of the Internal Revenue Code subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. As a result, Mr. Wold would not have received any payment to pay such excise tax or any additional payments to pay taxes arising as a result of such tax. If a change of control were to occur in calendar year 2007 and Mr. Wold were terminated under circumstances entitling him to severance benefits under his change of control agreement, his base amount for purposes of Section 280G of the Internal Revenue Code would be determined by including his compensation that was includible in his gross income for 2002 and 2003 in addition to his 2004, 2005 and 2006 compensation.

     The following table provides information concerning the payment and benefits payable to Mssrs. Hayes, Carrozza, and Matthews pursuant to the severance agreements described above.

Name	Type of Benefit	Dollar Value (1)
Edward J. Hayes, Jr.	Cash Severance Payments	$350,004
	Vesting Acceleration (2)	$14,663
	Continued Coverage of Employee Benefits (3)	$0
	Outplacement Services (4)	$4,750
	Total Termination Benefits:	$369,417

Anthony E. Carrozza	Cash Severance Payments	$340,745
	Vesting Acceleration (2)	$44,899
	Continued Coverage of Employee Benefits (3)	$5,711
	Outplacement Services (4)	$4,750
	Total Termination Benefits:	$396,105

Howard L. Matthews, III (5)	Cash Severance Payments	$350,004
	Vesting Acceleration (2)	$364,313
	Continued Coverage of Employee Benefits (3)	$14,680
	Outplacement Services (4)	$4,750
	Total Termination Benefits:	$733,747
____________________

(1)	Reflects the terms of the severance agreements between the Company and Mssrs. Hayes, Carrozza and Matthews described above; however, does not reflect a dollar value associated with the extension of the post-termination exercise periods of each individual’s vested stock options as described above.

(2)	Reflects the aggregate market value of the unvested option grants, restricted stock awards and restricted stock unit awards accelerated pursuant to the terms of the severance agreements between the Company and Mssrs. Hayes, Carrozza and Matthews described above. For Mr. Hayes’ unvested option grants that were accelerated in connection with his termination, the aggregate market value is computed by multiplying (i) the difference between $2.31, the closing price per share of the Company’s common stock on the New York Stock Exchange as of September 20, 2006 (Mr. Hayes’ termination date), and the exercise price of each option, by (ii) the number of shares underlying the accelerated portion of his unvested options (203,646 in the aggregate). For Mr. Hayes’ restricted stock awards, aggregate market value is computed by multiplying (i) the difference between $2.31, the closing price per share of the Company’s common stock on the New York Stock Exchange as of September 20, 2006 (Mr. Hayes’ termination date) and the purchase price of the shares of restricted stock ($0.01), by (ii) 6,375, the number of unvested shares of restricted stock accelerated pursuant to the terms of his severance agreement. For Mr. Carrozza’s restricted stock awards, aggregate market value is computed by multiplying (i) the difference between $2.32, the closing price per share of the Company’s common stock on the New York Stock Exchange as of December 29, 2006 (the last business day prior to January 1, 2007, Mr. Carrozza’s termination date) and the purchase price of the shares of restricted stock ($0.01), by (ii) 19,437, the number of unvested shares of restricted stock accelerated pursuant to the terms of his severance agreement. For Mr. Matthews’ unvested option grants that were accelerated in connection with his termination, the aggregate market value is computed by multiplying (i) the difference between $2.75, the closing price per share of the Company’s common stock on the New York Stock Exchange as of April 30, 2007 (Mr. Matthews’ termination date) and the exercise price of each option, by (ii) the number of shares underlying the accelerated portion of his unvested option (456,250 in the aggregate). For Mr. Matthews’ restricted stock unit awards, aggregate market value is computed by multiplying (i) $2.75, the closing price per share of the Company’s common stock on the New York Stock Exchange as of April 30, 2007 (Mr. Matthews’ termination date), by (ii) 65,000, the number of unvested shares of restricted stock accelerated pursuant to the terms of his severance agreement. For Mr. Matthews’ restricted stock awards, aggregate market value is computed by multiplying (i) the difference between $2.75, the closing price per share of the Company’s common stock on the New York Stock Exchange as of April 30, 2007 (Mr. Matthews’ termination date) and the purchase price of the shares of restricted stock ($0.01), by (ii) 37,500, the number of unvested shares of restricted stock accelerated pursuant to the terms of his severance agreement

(3)	Assumes continued coverage of employee benefits at the Fiscal 2007 COBRA premium rate for health, dental, and vision coverage.

(4)	Outplacement services are valued based on the aggregate cost to the Company of providing such services for the length of time specified in each of Mssrs. Hayes’, Carrozza’s and Matthews’ severance agreements.

(5)	Although Mr. Matthews terminated on April 30, 2007, after the last day of Fiscal 2007, Mr. Matthews is no longer eligible to receive benefits pursuant to his change of control agreement. Consequently, the quantification of Mr. Matthews’ severance benefits described in the table is limited to the value of his severance benefits under his severance agreement and does not include the value of any severance benefits to which he would have been entitled under his change of control agreement had he remained employed with the Company and a triggering event under such agreement had occurred.

     Share Ownership Guidelines

     While the Committee encourages executive share ownership, Quantum does not currently require that executives own a minimum number of shares of the Company’s stock. The Committee believes that equity awards made to each executive provide sufficient incentive to increase the Company’s long-term share price and that a formal ownership requirement is therefore unnecessary.

     Tax Deductibility of the Named Executive Officers Compensation

     The Executive Officer Incentive Plan allows the Committee to pay compensation that qualifies as “performance-based” under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). While the Company currently seeks to preserve deductibility of compensation paid to the NEOs under Section 162(m), flexibility to provide compensation arrangements necessary to recruit and retain outstanding executives is maintained. In particular, full preservation of tax deductibility may not be possible if non-performance-based restricted stock units continue to play significant role in the executive compensation programs since such restricted stock units are not deemed to be performance-based under Section 162(m).

     Section 409A of the Internal Revenue Code

     Section 409A of the Internal Revenue Code (“Section 409A”) imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not meet the requirements of Section 409A. Section 409A applies to traditional nonqualified deferred compensation plans, certain severance arrangements and equity awards. As described above, the Company maintains a non-tax qualified deferred compensation plan, has entered into severance and change of control agreements with the NEOs, and does grant equity awards. However, to assist in the avoidance of additional tax under Section 409A, the Company structures its equity awards in a manner intended to comply with the applicable Section 409A requirements. With respect to the non-tax qualified deferred compensation plan and severance and change of control agreements, the Company will be reviewing the plan and these agreements in light of the final regulations issued by the Internal Revenue Service and Treasury under Section 409A and amending the plan and such agreements as necessary to comply with Section 409A.

REPORT OF THE COMPENSATION COMMITTEE1

     We, the Leadership and Compensation Committee of the Board of Directors, have reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) within the Executive Compensation section of this Proxy Statement with the management of the Company. Based on such review and discussion, we have recommended to the Board of Directors that the CD&A be included as part of this proxy statement on Schedule 14A.

     Submitted by the Leadership and Compensation Committee of the Board of Directors:

Edward M. Esber, Jr., Chairman
Elizabeth A. Fetter
Joseph A. Marengi
John M. Partridge

____________________
1  This report of the Leadership and Compensation Committee of the Board of Directors shall not be deemed “soliciting material,” nor is it to be filed with the SEC, nor incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE COMPENSATION

     The following table lists the annual compensation for our CEO, CFO and our three other most highly compensation executive officers for Fiscal 2007. Also included in the table are two former executive officers of the Company, Edward J. Hayes, Jr., who was Executive Vice President and Chief Financial Officer through August 22, 2006 and Anthony E. Carrozza, who was Senior Vice President, Worldwide Sales through December 1, 2006.

SUMMARY COMPENSATION TABLE

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Name and Title	Year	(1)	(2)	(3)	(4)	(5)	(6)	(7)	Total
Richard E. Belluzzo	2007	$669,231	$0	$175,296	$563,650	$ 0	$ 0	$10,168	$1,418,345
Chairman and
Chief Executive Officer

Jon W. Gacek	2007	$208,043	$843,000	$154,590	$264,308	$ 0	$ 0	$2,356	$1,472,297
Executive Vice President,
Chief Financial Officer

William C. Britts	2007	$208,656	$843,000	$154,590	$262,064	$ 0	$ 0	$0	$1,468,310
Executive Vice President,
Sales, Marketing and
Service

Howard L. Matthews, III	2007	$350,005	$0	$93,964	$598,991	$ 0	$ 0	$28,089	$1,071,049
President and Chief
Operating Officer

Jim L. Wold	2007	$277,269	$0	$81,149	$239,091	$ 0	$ 0	$9,637	$607,146
Senior Vice President,
Removable Storage and
Automation

Edward J. Hayes, Jr.	2007	$137,309	$0	$36,328	$247,064	$ 0	$ 0	$421,735	$842,436
Former Executive Vice
President, Chief
Financial Officer

Anthony E. Carrozza	2007	$218,077	$0	$54,747	$156,988	$ 0	$ 0	$430,938	$860,750
Former Senior Vice
President, Worldwide Sales
____________________

(1)	The amounts included in the Salary column represents the dollar value of the cash base salary earned in Fiscal 2007. Further detail related to base salary follows:
  Mr. Belluzzo’s base salary increased from $650,000 to $675,000 on June 26, 2006.

  For Mr. Gacek, the figure represents base salary paid in Fiscal 2007 since the acquisition of ADIC on August 22, 2006. Mr. Gacek’s base salary is $350,004 .

  For Mr. Britts, the figure represents base salary paid in Fiscal 2007 since the acquisition of ADIC on August 22, 2006. Mr. Britts’ base salary is $350,004.

  Mr. Matthews’ base salary during Fiscal 2007 was $350,005.

  Mr. Wold’s base salary increased from $270,000 to $279,450 on June 26, 2006.

  For Mr. Hayes, the figure represents base salary paid through Mr. Hayes’ last day of active employment on August 22, 2006.

  For Mr. Carrozza, the figure represents base salary paid through Mr. Carrozza’s last day of active employment on December 1, 2006.
(2)	The bonuses paid to Mr. Gacek and Mr. Britts represent hiring bonuses paid in connection with their commencement of service as officers of Quantum.

(3)	The amounts included in the “Stock Awards” column represent the compensation cost recognized by the Company in Fiscal 2007 related to non-option equity awards to our executive officers, computed in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”), without regard to forfeiture assumptions. Amounts for Messrs. Matthews, Hayes and Carrozza also include the SFAS No. 123R modification expense recorded in Fiscal 2007. Assumptions used in the calculation of these amounts are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 13, 2007.

(4)	The amounts included in the “Option Awards” column represent the compensation cost recognized by the Company in Fiscal 2007 related to stock option awards to our executive officers, computed in accordance with SFAS No. 123R, without regard to forfeiture assumptions. Amounts for Messrs. Matthews, Hayes and Carrozza also include the SFAS No. 123R modification expense recorded in Fiscal 2007. Assumptions used in the calculation of these amounts are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 13, 2007.

(5)	No bonuses under the Company’s Bonus Plan were paid to Named Executive Officers in Fiscal 2007.

(6)	There is no Change in Pension Value and Non-Qualified Deferred Compensation Earnings reportable as the Company does not maintain a defined benefit or actuarial pension plan nor were there any above market or preferential earnings on compensation that was deferred.

(7)	The amounts listed in All Other Compensation column of the Summary Compensation Table consist of the following:

		Severance Payments	Financial Planning
Name	401(k) Contributions	(a)	(b)	Other Comp
Richard E. Belluzzo	$6,668	$0	$3,500	$0
Jon W. Gacek	$2,356	$0	$0	$0
William C. Britts	$0	$0	$0	$0
Jim L. Wold	$6,676	$0	$0	$2,961	(c)
Howard L Matthews III	$3,089	$0	$0	$25,000	(d)
Edward J. Hayes, Jr.	$4,039	$417,143	$553	$0
Anthony E. Carrozza	$4,093	$399,784	$769	$26,292	(e)
____________________

(a)	Payments includes severance, one month salary continuation, cobra and vacation termination payoff per the termination agreement.

(b)	The Company offers company-paid financial counseling and tax preparation services to all vice presidents, including each of the NEOs. Covered executives are entitled to receive up to $6,000 in their initial year of participation, and an additional $3,500 per year thereafter.

(c)	Payment reflects a $2,000 spot award, grossed up for taxes to $2,961

(d)	Payment reflects commuting/relocation reimbursement of $25,000

(e)	Payments reflects commissions paid of $26,292

Grants of Plan-Based Awards

      The following table presents information on equity awards granted under the 1993 Long-term Incentive Plan.

									All Other	All Other
									Stock	Option
		Estimated Future Payouts Under			Estimated Future Payouts Under				Awards:	Awards:	Exercise
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards				Number of	Number of	or Base
		(1)			(2)				Shares of	Securities	Price of
									Stock or	Underlying	Option	Grant Date
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum		Units	Options	Awards	Fair Value
Name	Date	($)	($)	($)	(#)	(#)	(#)		(#)	(#)	($/Sh)	(3)
Richard E. Belluzzo	7/31/2006	—	—	—	—	—	—		—	1,000,000 (6)	$2.15	$1,117,000
	8/22/2006	—	—	—	—	—	—		250,000 (4)	—	$2.15	$537,500
		—	$ 675,000	—	—	—	—		—	—	—	—
	8/22/2006	—	—	—	0	—	125,000		—	—	—	$27,517
	8/22/2006	—	—	—	0	—	125,000		—	—	—	$34,589
Jon W. Gacek	8/22/2006	—	—	—	—	—	—		—	1,000,000 (7)	$2.15	$1,117,000
	8/22/2006	—	—	—	—	—	—		100,000 (4)	—	$2.15	$215,000
	8/22/2006	—	—	—	—	—	—		200,000 (5)	—	$2.15	$430,000
		—	$ 245,000	—	—	—	—		—	—	—	—
	8/22/2006	—	—	—	0	—	50,000		—	—	—	$11,007
	8/22/2006	—	—	—	0	—	50,000		—	—	—	$13,836
William C. Britts	8/22/2006	—	—	—	—	—	—		—	1,000,000 (7)	$2.15	$1,117,000
	8/22/2006	—	—	—	—	—	—		100,000 (4)	—	$2.15	$215,000
	8/22/2006	—	—	—	—	—	—		200,000 (5)	—	$2.15	$430,000
		—	$ 245,000	—	—	—	—		—	—	—	—
	8/22/2006	—	—	—	0	—	50,000		—	—	—	$11,007
	8/22/2006	—	—	—	0	—	50,000		—	—	—	$13,836
Howard L. Matthews III	8/22/2006	—	—	—	—	—	—		—	100,000 (8)	$2.15	$111,700
	8/22/2006	—	—	—	—	—	—		130,000 (4)	—	$2.15	$279,500
		—	$ 245,000	—	—	—	—		—	—	—	—
	8/22/2006	—	—	—	0	—	65,000	(9)	—	—	—	$14,309
	8/22/2006	—	—	—	0	—	65,000	(9)	—	—	—	$17,986
Jim L. Wold	8/22/2006	—	—	—	—	—	—		80,000 (4)	—	$2.15	$172,000
		—	$ 139,725	—	—	—	—		—	—	—	—
	8/22/2006	—	—	—	0	—	40,000		—	—	—	$8,805
	8/22/2006	—	—	—	0	—	40,000		—	—	—	$11,068
Edward J. Hayes, Jr.	—	—	—	—	—	—	—		—	—	—	—
Anthony E. Carrozza	—	—	—	—	—	—	—		—	—	—	—
____________________

(1)	Amounts reflect target payments under the Company’s Executive Annual Incentive Plan andthe Quantum Incentive Plan (QIP). No amounts were paid to any of the NEOs under these plans for Fiscal 2007 performance.

(2)	The Company stock performance RSU opportunities shown under the “Estimated Future Payouts Under Equity Incentive Plans” will be granted only in the event the Company achieves certain stock price targets over the one- and two-year periods from the date of the base RSU grant which is reported under the “All Other Stock Awards: Number of Shares of Stock or Units” column. Any additional RSUs granted will be subject to a two-year vesting schedule and the vest begin date will commence on the first day of the month following the month in which the additional RSUs are granted. Each executive is eligible to receive two separate grants as follows:

Grant 1 – One year from the date of base grant, or approximately 8/22/07, 50% of the maximum number of shares will be granted if the Company’s stock price reaches a specified threshold and averages the threshold or higher over the 60-day period ending on the first anniversary of the base grant. 100% of the maximum number of shares will be granted if the Company’s stock price reaches a second specified threshold and averages that threshold or higher over the 60-day period ending on the first anniversary of the base grant.

Grant 2 – Two years from the date of base grant, or approximately 8/22/08, 50% of the maximum number of shares will be granted if the Company’s stock price reaches a specified threshold and that threshold or higher over the 60- day period ending on the second anniversary of the base grant. 100% of the maximum number of shares will vest if the Company’s stock price reaches a second specified threshold and averages that threshold or higher over the 60-day period ending on the second anniversary of the base grant.

(3)	The grant date fair values for option awards have been determined using a Black-Scholes pricing model. The assumptions included in the model are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 13, 2007.

(4)	RSUs vest in equal annual installments over two years from the vest begin date.

(5)	RSUs vest over three years in three equal installments from the vest begin date.

(6)	Stock options will vest in equal monthly installments over four years from the vest begin date. They would also vest in the event of death, disability or retirement. The options remain exercisable until seven years from the date of grant, except that the exercise period may be shortened to ninety days following termination of service.

(7)	Stock options will vest as follows: 33% on the first anniversary of the vest begin date, and the remainder will vest monthly thereafter at the rate of 1/36th of the original grant amount over the following two years. They would also vest in the event of death, disability or retirement. The options remain exercisable until seven years from the date of grant, except that the exercise period may be shortened to ninety days following termination of service.

(8)	Stock options will vest over four years as follows: 25% will vest on the first anniversary of the vest begin date, and the remainder will vest monthly thereafter at the rate of 1/48th of the original grant amount over the following three years. They would also vest in the event of death, disability or retirement. The options remain exercisable until seven years from the date of grant, except that the exercise period may be shortened to ninety days following termination of service.

(9)	Company stock performance based RSUs as referenced in (2) above will not be granted to Mr. Matthews as he will not be employed on the grant dates.

Outstanding Equity Awards at Fiscal Year End 2007

     The following table provides information with respect to outstanding stock options and RSUs held by the listed officers as of March 31, 2007

	Option Awards						Stock Awards
										Equity		Equity
				Equity						Incentive		Incentive
				Incentive					Market	Plan Awards:		Plan Awards:
				Plan Awards:					Value of	Number of		Market Value
	Number of	Number of		Number of			Number		Shares	Unearned		or Payout Value
	Securities	Securities		Securities			of Shares		or Units	Shares, Units,		of Unearned
	Underlying	Underlying		Underlying			or Units of		of Stock	or Other		Shares, Units,
	Unexercised	Unexercised		Unexercised	Option		Stock That		That	Rights That		or Other Rights
	Options	Options		Unearned	Exercise	Option	Have Not		Have Not	Have Not		That Have Not
	(#)	(#)		Options	Price	Expiration	Vested		Vested	Vested		Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)	(#)		($)
Richard E. Belluzzo	2,000,000	—		—	$2.97	09/03/12	250,000	(6)	$675,000	250,000	(18)	$ 675,000
	145,833	854,167	(1)	—	$2.15	07/31/13	—		—	—		—
	1,750,000	250,000	(2)	—	$3.78	03/12/14	—		—	—		—
Jon W. Gacek	239,024	—		—	$1.46	08/22/10	100,000	(6)	$270,000	100,000	(18)	$ 270,000
	59,756	—		—	$0.88	08/14/12	200,000	(7)	$540,000	—		—
	29,878	—		—	$1.00	02/12/13	—		—	—		—
	179,268	—		—	$1.71	08/13/13	—		—	—		—
	—	1,000,000	(3)	—	$2.15	09/01/13	—		—	—		—
	119,512	—		—	$1.52	08/13/14	—		—	—		—
William C. Britts	239,024	—		—	$1.41	05/15/07	100,000	(6)	$270,000	100,000	(18)	$ 270,000
	239,024	—		—	$1.46	08/22/10	200,000	(7)	$540,000	—		—
	179,268	—		—	$1.71	08/13/13	—		—	—		—
	—	1,000,000	(3)	—	$2.15	09/01/13	—		—	—		—
	119,512	—		—	$1.52	08/13/14	—		—	—		—
Howard L. Matthews III	656,250	843,750	(4)	—	$2.62	05/31/12	75,000	(8)	$202,500	—		—
	—	100,000	(5)	—	$2.15	09/01/13	130,000	(16)	$351,000	130,000	(17)	$ 351,000
Jim L. Wold	26,041	36,459	(10)	—	$2.92	—	80,000	(6)	$216,000	80,000	(18)	$ 216,000
	175,000	225,000	(11)	—	$2.62	—	15,937	(14)	$43,030	—		—
	28,437	24,063	(12)	—	$2.76	—	3,500	(15)	$9,450	—		—
	39,062	35,938	(13)	—	$2.65	—	—		—	—		—
Edward J. Hayes, Jr. (9)	—	—		—	—	—	—		—	—		—
Anthony E. Carrozza	682	—		—	$6.05	04/01/07	—		—	—		—
	1,992	—		—	$8.10	08/01/07	—		—	—		—
	832	—		—	$7.93	08/01/07	—		—	—		—
	100,000	—		—	$2.95	08/01/07	—		—	—		—
	523	—		—	$6.85	08/01/07	—		—	—		—
	888	—		—	$6.43	08/01/07	—		—	—		—
	3,476	—		—	$8.69	08/01/07	—		—	—		—
	1,583	—		—	$8.79	08/01/07	—		—	—		—
	20,000	—		—	$11.25	08/01/07	—		—	—		—
	9,103	—		—	$12.36	08/01/07	—		—	—		—
	12,501	—		—	$9.56	08/01/07	—		—	—		—
	6,069	—		—	$12.50	08/01/07	—		—	—		—
	32,812	—		—	$2.93	08/01/07	—		—	—		—
	83,671	—		—	$10.93	08/01/07	—		—	—		—
	31,950	—		—	$6.70	08/01/07	—		—	—		—
	79,166	—		—	$2.62	08/01/07	—		—	—		—
	23,437	—		—	$2.92	08/01/07	—		—	—		—
	40,000	—		—	$2.08	08/01/07	—		—	—		—
	30,000	—		—	$11.56	08/01/07	—		—	—		—

____________________

(1)	1,000,000 options originally granted 7/31/06; vest monthly over four years beginning 8/1/06.

(2)	2,000,000 options originally granted 3/12/04; 1,000,000 of the options vested monthly over two years beginning 3/1/04, while the remaining 1,000,000 vest monthly over four years beginning 3/1/04

(3)	Options granted on 8/22/06, 33% vest on 9/1/07, and the remainder monthly installments over the following two years.

(4)	1,500,000 options originally granted 6/2/05, will vest as follows: 375,000 options vested on 6/1/06, 31,250 vest in monthly installments from 7/1/06 to 4/1/07 and 406,250 will vest on 4/30/07 per severance agreement. Remaining options will be cancelled on 4/30/07.

(5)	100,000 options originally granted 8/22/06, will vest 50% on 4/30/07 per severance agreement. Remaining 50% will be cancelled on 4/30/07.

(6)	RSUs will vest as follows: 50% vest on 9/1/07 and 50% vest on 9/1/08.

(7)	RSUs granted 8/22/06, will vest in equal annual installments over three years beginning 9/1/06.

(8)	100,000 RSAs originally granted 6/2/05, 25,000 shares vested on 6/1/06 and 37,500 will vest on 4/30/07 per severance agreement. Remaining RSAs will be cancelled on 4/30/07.

(9)	All outstanding grants were forfeited 3/3/07 based on terms of severance agreement

(10)	62,500 options originally granted 6/28/05, vest monthly over four years beginning 7/1/05.

(11)	400,000 options originally granted 6/2/05, vest monthly over four years beginning 6/1/05.

(12)	52,500 options originally granted 1/25/05, vest monthly over four years beginning 1/25/05.

(13)	75,000 options originally granted 1/18/05, vest over four years as follows: 25% vest on 2/1/06, and the remainder monthly installments over the following three years.

(14)	21,250 RSAs originally granted 6/28/05, will vest in equal annual installments over four years beginning 7/1/05.

(15)	10,500 RSAs originally granted 1/25/05, will vest in equal annual installments over three years from the date of grant.

(16)	130,000 RSUs originally granted on 8/22/06, 65,000 shares will vest on 4/30/07 per severance agreement. Remaining RSUs will be cancelled on 4/30/07.

(17)	These RSUs as referenced in Grants of Plan Based Awards Chart will not be granted to Mr. Matthews as he will not be employed on the grant dates.

(18)	Any additional Company stock performance based RSUs granted will be subject to a two-year vesting schedule and the vest begin date will commence on the first day of the month following the month in which the additional RSUs are granted.

Note: The table above reflects a $2.70 share price at Fiscal 2007 end (March 31, 2007).

Option Exercises and Stock Vested in Fiscal 2007

     The following table provides information on stock option exercises and restricted stock and restricted stock unit vesting during Fiscal 2007.

	Option Awards		Stock Awards
	Number of		Number
	Shares	Value	of Shares	Value
	Acquired	Realized on	Acquired	Realized
	on Exercise	Exercise	on Vesting	on Vesting
Name	(#)	($)(1)	(#)	($)(2)
Richard E. Belluzzo	—	—	—	—
Jon W. Gacek	179,268	$143,092	—	—
William C. Britts	—	—	—	—
Howard L. Matthews III	—	—	25,000	$75,000
Edward J. Hayes, Jr.	—	—	33,500	$85,794
Anthony E. Carrozza	—	—	28,250	$64,880
Jim L. Wold	—	—	8,813	$22,250
____________________

(1)	Value calculated is the difference between the market price of the underlying securities at exercise and the exercise or base price of the options.

(2)	Value is calculated by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

Nonqualified Deferred Compensation

     The following table provides information on contributions made to the Nonqualified Deferred Compensation Plan during Fiscal 2007.

				Aggregate	Aggregate
	Executive		Aggregate Interest	Withdrawals/	Balance of
	Contributions in	Company	or Other Earnings	Distributions	Executive’s
	Last Fiscal Year	Contributions in	Accrued in Last	During Last	Account at Last
Name	(1)	Last Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year End
Howard L. Matthews III	$ 14,135 (2)	$ 0	$ 250	$ 0	$ 14,385
____________________

(1)	No Nonqualified Deferred Compensation contributions were made by any other executive officer during Fiscal 2007.

(2)	None of the contributions or earnings reported here are reflected in the Summary Compensation Table above.

     The Company’s Nonqualified Deferred Compensation Plan is discussed further under the section entitled “Compensation Discussion and Analysis — Retirement Benefits.”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS2

     The Audit Committee was established primarily to: i) provide oversight of Quantum’s accounting and financial reporting processes and the audit of Quantum’s financial statements; and ii) assist the Board of Directors in the oversight of: (a) the integrity of Quantum’s financial statements; (b) Quantum’s compliance with legal and regulatory requirements; (c) the independent registered public accounting firm’s performance, qualifications and independence; and (d) the performance of Quantum’s internal audit function.

     The Audit Committee is composed solely of independent directors, as defined in the applicable New York Stock Exchange and SEC Rules. It is governed by a written charter (the “Charter”) adopted and approved by the Board, a copy of which may be found on our website located at http://www.quantum.com, by clicking “Investors” from the home page and selecting “Corporate Governance.” Our Board has determined that Alan L. Earhart is an audit committee financial expert as defined by SEC rules.

     In accordance with Audit Committee policy and the requirements of law, all services to be provided by the Company’s independent registered public accounting firm, Ernst & Young LLP (“E&Y”), are pre-approved by the Audit Committee. This is to avoid potential conflicts of interest that could arise if the Company received specified non-audit services from its auditing firm. Annually, the Audit Committee pre-approves appropriate audit, audit-related and tax services (which are listed on a general approval schedule) that E&Y may perform for the Company. Where such services are expected to require more than ten hours of billable E&Y senior partner (or the equivalent) time, the Company must notify the Audit Committee of E&Y’s performance of such services. For all services to be performed by E&Y that are not specified in the general pre-approval schedule, the Company must obtain specific engagement approval from the Audit Committee for such services in advance. The Audit Committee has delegated to a subcommittee (comprised solely of members of the Audit Committee) the authority to receive all notifications and requests relating to E&Y’s performance of services for the Company. The Audit Committee will review and make changes to the services listed under the general approval schedule on an annual basis and otherwise from time to time as necessary.

     The Audit Committee, after appropriate review and discussion, determined that it had fulfilled its responsibilities under the Charter this year. The Audit Committee has reviewed and discussed the Consolidated Financial Statements for fiscal year 2007 with management and the Company’s independent registered public accounting firm; and management represented to the Audit Committee that Quantum’s Consolidated Financial Statements were prepared in accordance with generally accepted accounting principles. This review included a discussion with management of the quality, not merely the acceptability, of Quantum’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in Quantum’s Consolidated Financial Statements. The Audit Committee discussed with the Company’s independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”, including the independence of the independent registered public accounting firm. The Audit Committee received from the independent registered public accounting firm the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In reliance on these views and discussions, and the report of the Company’s independent registered public accounting firm, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited Consolidated Financial Statements in Quantum’s Annual Report on Form 10-K for the year ended March 31, 2007 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

Alan L. Earhart, Chairman
Thomas S. Buchsbaum
Edward M. Esber, Jr.
Steven C. Wheelwright

____________________
2  This report of the Audit Committee of the Board of Directors shall not be deemed “soliciting material,” nor is it to be deemed filed with the SEC, nor incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDIT AND AUDIT-RELATED FEES

     The following table shows the fees billed for various professional services by Ernst & Young LLP for Fiscal 2007 and fiscal year 2006:

Amounts in thousands	Fiscal Year
	2007	2006
Audit Fees (1)	$3,273	$2,385
Audit-related Fees (2)	14	17
Tax Compliance Fees (3)	185	252
Tax Consulting Fees (3)	118	69

Total	$3,590	$2,723
____________________

(1)	Audit fees include the audit of Quantum’s annual financial statements, review of financial statements included in Quantum’s Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with foreign statutory and regulatory filings or engagements for those fiscal years and include services in connection with assisting the Company in its compliance with its obligations under Section 404 of the Sarbanes-Oxley Act and related regulations. Audit fees also include advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, including the application of proposed accounting rules, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” containing observations and discussions on internal control matters.

(2)	This category consists of assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of Quantum’s financial statements and are not reported above under “Audit Fees.”

(3)	This category consists of professional services rendered by Ernst & Young LLP for tax compliance and tax consulting. The tax compliance services principally include preparation and/or review of various tax returns, assistance with tax return supporting documentation and tax return audit assistance. The tax consulting services principally include advice regarding mergers and acquisitions, international tax structure and other strategic tax planning opportunities.

     Representatives of Ernst & Young LLP attended all regular meetings of the Audit Committee in Fiscal 2007. The Audit Committee believes that the provision of services by Ernst & Young LLP described above is compatible with maintaining Ernst & Young LLP’s independence from the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of June 2, 2007 certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) each of the Named Executive Officers and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the business address for the beneficial owners listed below is 1650 Technology Drive, Suite 700, San Jose, CA 95110.

			Approximate
	Number of Shares		Percentage of
	Beneficially Owned		Shares Owned
Name	(1)		(2)
Clearbridge Advisors, LLC	14,451,101	(3)	7.26%
399 Park Avenue
New York, NY 10022
Elm Ridge Capital Management, LLC	10,376,830	(4)	5.21%
3 West Main Street, 3rd Floor
Irvington, NY 10533
Noonday Asset Management, L.P.	12,319,676	(5)	6.19%
227 West Trade Street, Suite 2140
Charlotte, NC 28202
NWQ Investment Management Company, LLC	37,231,420	(6)	18.69%
2049 Century Park East, 4th Floor
Los Angeles, CA 90067
Private Capital Management, L.P.	34,343,229	(7)	17.24%
8889 Pelican Bay Blvd., Suite 500
Naples, FL 34108
Richard E. Belluzzo	4,136,695	(8)	2.08%
William C. Britts	537,804	(9)
Michael A. Brown	113,533	(10)	*
Thomas S. Buchsbaum	37,736	(11)	*
Anthony E. Carrozza	525,260	(12)	*
Alan L. Earhart	92,122	(13)	*
Edward M. Esber, Jr.	225,390	(14)	*
Elizabeth A. Fetter	25,934	(15)	*
Jon W. Gacek	627,438	(16)	*
Edward J. Hayes, Jr.	108,500	(17)	*
Howard L. Matthews, III	1,271,250	(18)	*
John M. Partridge	43,121	(19)	*
Steven C. Wheelwright	122,931	(20)	*
James L. Wold Jr.	389,654	(21)	*
All directors and executive officers as a group (17 persons)	8,869,643	(22)	4.45%
____________________

(*)	Less than 1%.

(1)	Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to the Company’s knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2)	Applicable percentage ownership is based on 199,181,101 shares of Common Stock outstanding as of June 2, 2007. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days after June 2, 2007, are considered beneficially owned by the holder, but such shares are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Information is based on Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2007 by ClearBridge Advisors, LLC, ClearBridge Asset Management, Inc. and Smith Barney Fund Management LLC, all affiliated companies.

(4)	Information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2007. Elm Ridge Capital Management LLC is a limited liability company. Ronald Gutfleish is affiliated with Elm Ridge Capital Management LLC. Each of Mr. Gutfleish and Elm Ridge Capital Management LLC have shared voting and dispositive power with respect to all such shares. Mr. Gutfleish disclaims beneficial ownership of the shares except to the extent of his pecuniary interest in such shares.

(5)	Information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 24, 2007 by Noonday Asset Management, L.P., a Delaware limited partnership and certain of its affiliates.

(6)	Information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007 by NWQ Investment Management Company, LLC, an investment advisor and a Delaware limited liability corporation. NWQ states in such filing that the securities of the Company reported on such Schedule 13G/A are beneficially owned by clients of NWQ Investment Management Company, LLC.

(7)	Information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007 by Private Capital Management, L.P., a Delaware limited partnership (“PCM”). PCM has sole voting power with respect to 7,195,850 shares and shared voting power with respect to 27,147,379 shares. PCM disclaims beneficial ownership of shares over which it has dispositive power and disclaims the existence of a group.

(8)	Represents 32,529 shares of Common Stock and 4,104,166 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(9)	Represents 537,804 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(10)	Represents 73,785 shares of Common Stock, and 39,748 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(11)	Represents 18,049 shares of Common Stock, and 19,687 shares subject to Common Stock options were exercisable at June 2, 2006, or within sixty (60) days thereafter.

(12)	Represents 46,575 shares of Common Stock, and 478,685 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter. Any outstanding stock options on August 1, 2007 will be forfeited per Mr. Carrozza’s severance agreement.

(13)	Represents 9,622 shares of Common Stock, and 82,500 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(14)	Represents 52,073 shares of Common Stock, and 173,317 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter. The Esber Family Trust holds 40,000 shares.

(15)	Represents 4,372 shares of Common Stock, and 21,562 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(16)	Represents 627,438 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(17)	Represents 108,500 shares of Common Stock, Any outstanding stock options as of 3/3/2007 were forfeited based on Mr. Hayes’ severance agreement.

(18)	Represents 127,500 shares of Common Stock, and 1,143,750 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(19)	Represents 6,559 shares of Common Stock, and 36,562 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(20)	Represents 10,616 shares of Common Stock, and 112,315 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

(21)	Represents 55,436 shares of Common Stock, of which 14,124 are restricted shares, and 334,218 shares subject to Common Stock options that were exercisable at June 12 2007 or within sixty (60) days thereafter. The restricted shares are scheduled to vest as follows: 5,313 shares on each of July 1, 2008 and July 1, 2009, and 3,500 shares on January 25, 2008, provided that Mr. Wold continues to be employed by Quantum on such dates.

(22)	Represents 614,579 shares of Common Stock, some of which are restricted shares, and 8,255,064 shares subject to Common Stock options that were exercisable at June 2, 2007 or within sixty (60) days thereafter.

TRANSACTIONS WITH RELATED PERSONS

     The Company has entered into indemnification agreements with its executive officers, directors and certain significant employees containing provisions that are in some respects broader than the specific indemnification provisions contained in the General Corporation Law of Delaware. These agreements provide, among other things, for indemnification of the executive officers, directors and certain significant employees in proceedings brought by third parties and in stockholder derivative suits. Each agreement also provides for advancement of expenses to the indemnified party.

     The Company has entered into agreements with its Nonemployee Directors whereby in the event that there is a “change of control” of the Company (which is defined in the agreements to include, among other things, a merger or sale of all or substantially all of the assets of the Company or a reconstitution of the Company’s Board) and, within 18 months of the change of control, the Nonemployee Director’s performance of services as a Board member terminates other than as a result of death or Disability (as defined in the Agreement), then, to the extent that any portion of any equity-based compensation awards held by such Director is not vested at the time of termination, all such unvested awards will automatically vest.

Procedures for Reviewing and Approving Related Party Transactions

     The Company’s Code of Business Conduct and Ethics (the “Code”) requires that the Company’s employees, officers and directors should avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role (as used in the Code, a “related party transaction”). If the related party transaction involves the Company’s directors or executive officers or is determined by the Company’s General Counsel to be material to the Company (or if applicable Securities and Exchange Commission or New York Stock Exchange rules require approval by the Audit Committee), the Audit Committee of the Board must review and approve the matter in writing in advance of any such related party transactions.

PERFORMANCE GRAPH(3)

     The following graph compares the cumulative total return to stockholders of the Company’s Common Stock at March 31, 2007, for the period since March 31, 2002, to the cumulative total return over such period of (i) the NASDAQ Composite Index, and (ii) the S & P Computer Storage & Peripherals Index. The graph assumes the investment of $100 on March 31, 2002 in Common Stock and in each of the indices listed on the graph and reflects the change in the market price of the Common Stock relative to the changes in the noted indices at March 31, 2003, March 31, 2004, March 31, 2005, March 31, 2006 and March 31, 2007. The performance shown below is based on historical data and is not indicative of, nor intended to forecast, future price performance of the Common Stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Quantum Corporation, The NASDAQ Composite Index
And The S & P Computer Storage & Peripherals Index

* $100 invested on 3/31/02 in stock or index-including reinvestment of dividends. Fiscal year ending March 31.

Copyright © 2007, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

____________________
3  This section is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMMUNICATING WITH THE COMPANY

     We have from time-to-time received calls from stockholders inquiring about the available means of communication with the Company. If you would like to receive information about the Company, without charge, you may use one of these convenient methods:

  To view the Company’s website on the Internet, use the Company’s Internet address located at www.quantum.com. The Company’s website includes product, corporate and financial data, job listings, recent earnings releases, a delayed stock price quote, and electronic files of this Proxy Statement and the Company’s Form 10Ks, Form 10Qs, and Annual Reports to Stockholders. Internet access has the advantage of providing you with recent information about the Company throughout the year.The Company’s Code of Business Conduct and Ethics and the Company’s Corporate Governance Principles can also be found on the Company’s website at http://www.quantum.com, by clicking “Investors” from the home page and selecting “Corporate Governance.”Requests to receive by mail a free copy of printed financials and of the Company’s Code of Business Conduct and Ethics and its Corporate Governance Principles can also be submitted by contacting the Company’s Investor Relation Department at the address stated below or on-line by visiting the Company’s website at http://www.quantum.com, where the request form may be found by clicking “Investors” from the home page and selecting “Contact Investor Relations.”

  To reach our Investor Relations Department, please call or send correspondence to:

Quantum Corporation
Attention: Investor Relations Department
1650 Technology Drive
Suite 700
San Jose, CA 95110

Tel (local): 408-944-4450
Fax: 408-944-6544
Email: IR@quantum.com

OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. Any proposal that a stockholder intends to submit for consideration at the Annual Meeting must be received by the Secretary of the Company within the timeframes specified in the Company’s Bylaws and must include the information specified in the Bylaws. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

BY THE ORDER OF THE BOARD OF DIRECTORS

Shawn D. Hall
Vice President, General Counsel and Secretary

Dated: July 2, 2007

Appendix A

NONEMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN
(As amended and restated effective August 17, 2007)

SECTION 1.
BACKGROUND AND PURPOSE

1.1 Background and Effective Date

     The Plan permits the grant of Options, Restricted Stock Units, Restricted Stock, and Stock Appreciation Rights. The Plan was effective as of September 3, 2003, and was approved by the Company’s stockholders at the 2003 Annual Meeting of Stockholders. The amended and restated Plan is effective as of August 17, 2007, subject to ratification by an affirmative vote of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at the 2007 Annual Meeting of Stockholders of the Company.

1.2 Purpose of the Plan

     The Plan is intended to attract, motivate, and retain outstanding and highly talented directors of the Company who are employees of neither the Company nor of any Affiliate. The Plan also is designed to encourage stock ownership by Participants, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2.
DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock Units, Restricted Stock and/or Stock Appreciation Rights.

2.4 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7 “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.8 “Company” means Quantum Corporation, a Delaware corporation, or any successor thereto.

2.9 “Director” means any individual who is a member of the Board of Directors of the Company.

2.10 “Disability” means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

2.11 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.12 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.13 “Fair Market Value” means the closing price per Share on the New York Stock Exchange on the relevant date, or if there were no sales on such date, the closing price per Share on the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.14 “Fiscal Year” means the fiscal year of the Company.

2.15 “Grant Date” means, with respect to an Award, the date that the Award was granted. Each Grant Date will be determined by the Committee but in no event may the Grant Date for a particular Award be prior to the date that the Award is approved by the Committee (or its delegate).

2.16 “Nonemployee Director” means a Director who is an employee of neither the Company nor of any Affiliate.

2.17 “Option” means an option to purchase Shares that is not intended to meet the requirements of Section 422 of the Code.

2.18 “Participant” means a Nonemployee Director who has an outstanding Award.

2.19 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 8, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events or conditions, as determined by the Committee, in its discretion.

2.20 “Plan” means the Quantum Corporation Nonemployee Director Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.21 “Restricted Stock” means an Award granted to a Participant pursuant to Section 8.

2.22 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 7.

2.23 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.24 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designed as a SAR.

2.25 “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.26 “Shares” means the shares of common stock of the Company.

SECTION 2.
ADMINISTRATION

3.1 The Committee

     The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are “non-employee directors” under Rule 16b-3.

3.2 Authority of the Committee

     It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Nonemployee Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Nonemployee Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, (f) interpret, amend or revoke any such rules and (g) accelerate the vesting of Awards and/or time at which any restrictions will lapse or be removed. The Committee, in exercising its power to set the terms and conditions of Awards, generally shall provide that each Award shall vest or become exercisable over a period of three (3) years or longer from the Grant Date except in the case of death, retirement, a Nonemployee Director’s initial appointment or election to the Board, Awards made annually to continuing Nonemployee Directors, or Awards granted in lieu of cash compensation. Without approval of the Company’s stockholders, the Committee shall not reduce the Exercise Price of any previously granted Option or SAR except to the limited extent provided in Section 4.3.

3.3 Delegation by the Committee

     The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way that would jeopardize the Plan’s qualification under Rule 16b-3.

3.4 Decisions Binding

     All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4.
SHARES SUBJECT TO THE PLAN

4.1 Number of Shares

     Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed two million (2,245,069), subject to the following. No more than fifty percent (50%) of the Shares available under the Plan may be issued as Awards that are not Options. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2 Lapsed Awards

     If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, Shares actually issued pursuant to a SAR as well as the Shares that represent payment of the exercise price shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 4.3, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 4.1, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 4.2.

4.3 Adjustments in Awards and Authorized Shares

     In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company that affects the Shares, then the Committee shall, in such manner as it may deem equitable, adjust the number and class of Shares (or other securities, property or cash) that may be delivered under the Plan, and the number, class, and price of Shares subject to outstanding Awards, as determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5.
STOCK OPTIONS

5.1 Grant of Options

     Subject to the terms and provisions of the Plan, Options may be granted to Nonemployee Directors at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option.

5.2 Award Agreement

     Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine.

5.3 Exercise Price

     Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion, except that in no event shall the Exercise Price be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. Notwithstanding the preceding sentence, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Nonemployee Directors on account of such transaction may be granted Options in substitution for options granted by such unrelated corporation. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

5.4 Expiration of Options

     5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

          (a) The date for termination of the Option set forth in the written Award Agreement; or

          (b) The expiration of ten (10) years from the Grant Date.

     5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

     5.4.3 Committee Discretion. The Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) notwithstanding Section 5.4.1, after an Option is granted, may extend the maximum term of the Option subject to the ten (10) and three (3) year limits in Sections 5.4.1 and 5.4.2.

5.5 Exercisability of Options

     Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option and/or extend the period during which it is exercisable.

5.6 Exercise of Options

     5.6.1 Notice of Exercise. Options shall be exercised by the Participant’s delivery of a notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The notice shall be given in the form and manner specified by the Company from time to time.

     5.6.2 Payment. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent.The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means that the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7 Restrictions on Share Transferability

     The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

SECTION 6.
STOCK APPRECIATION RIGHTS

6.1 Grant of SARs

     Subject to the terms and conditions of the Plan, SARs may be granted to Nonemployee Directors at any time and from time to time as shall be determined by the Committee, in its sole discretion.

     6.1.1 Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

     6.1.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.2 SAR Agreement

     Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.3 Expiration of SARs

     An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 (relating to maximum term and the Committee’s authority to extend the maximum term) also shall apply to SARs.

6.4 Payment of SAR Amount

     Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

     (b) The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

SECTION 7.
RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock Units

     Restricted Stock Units may be granted to Nonemployee Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant.

7.2 Value of Restricted Stock Units

     Each Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

7.3 Restricted Stock Unit Agreement

     Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify any vesting conditions, the number of Restricted Stock Units granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

7.4 Form and Timing of Payment of Restricted Stock Units

     Payment of vested Restricted Stock Units shall be made as soon as practicable after vesting (subject to any deferral permitted under Section 9.1). The Committee, in its sole discretion, may pay Restricted Stock Units in the form of cash, in Shares or in a combination thereof.

7.5 Cancellation of Restricted Stock Units

     On the date set forth in the Award Agreement, all unvested Restricted Stock Units shall be forfeited to the Company, and except as otherwise determined by the Committee, again shall be available for grant under the Plan.

SECTION 8.
RESTRICTED STOCK

8.1 Grant of Restricted Stock

     Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Nonemployee Directors in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant as Restricted Stock.

8.2 Restricted Stock Agreement

     Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

8.3 Transferability

     Except as provided in this Section 8, shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

8.4 Other Restrictions

     The Committee, in its sole discretion, may impose such other restrictions on shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 8.4. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5 Removal of Restrictions

     Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 8.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

8.6 Voting Rights

     During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

8.7 Dividends and Other Distributions

     During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise determined by the Committee. If any such dividends or distributions are paid in Shares (or other non-cash property), the Shares (or other non-cash property) shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

8.8 Return of Restricted Stock to Company

     On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 9.
MISCELLANEOUS

9.1 Deferrals

     The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion and, unless otherwise expressly determined by the Committee, shall comply with the requirements of Section 409A of the Code.

9.2 No Effect on Service

     Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s service at any time, with or without cause.

9.3 Participation

     No Nonemployee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.4 Indemnification

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that he or she first shall give the Company an opportunity, at its own expense, to handle and defend the same and if the Company fails to do so, he or she then may undertake to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

9.5 Successors

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

9.6 Beneficiary Designations

     If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.7 Limited Transferability of Awards

     No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 9.6. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Committee, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration, to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family, and/or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

9.8 No Rights as Stockholder

     Except to the limited extent provided in Sections 8.6 and 8.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

SECTION 10.
AMENDMENT, TERMINATION, AND DURATION

10.1 Amendment, Suspension, or Termination

     The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. Any amendment to the Plan shall be subject to the approval of the stockholders of the Company to the extent deemed necessary or appropriate under the rules of the New York Stock Exchange. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

10.2 Duration of the Plan

     The Plan shall be effective as of August 17, 2007, and subject to Section 10.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect through August 17, 2017. No Awards may be granted under the Plan after August 17, 2017. However, the Plan shall remain in effect until all Awards granted on or before that date have been exercised, paid, settled or otherwise have expired or been canceled.

SECTION 11.
TAX WITHHOLDING

11.1 Withholding Requirements

     Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required to be withheld with respect to such Award (or exercise thereof).

11.2 Withholding Arrangements

     The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld.

SECTION 12.
LEGAL CONSTRUCTION

12.1 Gender and Number

     Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.2 Severability

     In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3 Requirements of Law

     The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.4 Securities Law Compliance

      With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

12.5 Governing Law

      The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California (but without reference to its conflicts of laws provisions).

12.6 Captions

      Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

      IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this restated Plan on the date indicated below.

QUANTUM CORPORATION

Dated: _______________ , 2007	By
Title:

Appendix B

QUANTUM CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated August 17, 2007)

      The following constitute the provisions of the Employee Stock Purchase Plan (herein called the “Plan”) of Quantum Corporation (herein called the “Company”).

      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company generally through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2. Definitions.

            (a) “Board” shall mean the Board of Directors of the Company.

            (b) “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

            (c) “Common Stock” shall mean the common stock of the Company.

            (d) “Company” shall mean Quantum Corporation, a Delaware corporation.

            (e) “Compensation” shall mean all regular straight time earnings, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and commissions (except to the extent that the exclusion of any such items for all participants is specifically directed by the Board or a committee appointed by the Board).

            (f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute; or (ii) notification by the Company of termination under a reduction-in-force. Termination in the case of a reduction-in-force shall be considered to have occurred at the end of the employee’s continuation period.

            (g) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board or a committee appointed by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (h) “Employee” means any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Company or one of its Designated Subsidiaries. The Board or a committee appointed by the Board, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that the definition of Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Board or a committee appointed by the Board in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Board or a committee appointed by the Board in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Board or a committee appointed by the Board in its discretion), (iv) is an officer or other manager, or (v) is a highly compensated employee under Section 414(q) of the Code.

            (i) “Enrollment Date” shall mean the first Trading Day on or after every February 6 and August 6 of each year.

            (j) “Exercise Date” shall mean the date approximately six months after the Enrollment Date of an Offering Period and shall be one Trading Day prior to an Enrollment Date of the immediately following Offering Period.

            (k) “Fair Market Value” means, as of any date, the closing sales price of the Common Stock (or the closing bid, if no sales were reported) as quoted on the stock exchange with the greatest volume of trading in Common Stock on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board or a committee appointed by the Board deems reliable.

            (l) “Offering Period” shall mean a period commencing on an Enrollment Date and ending on the Exercise Date, approximately six (6) months later, or as otherwise set forth in Section 4 hereof.

            (m) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (n) “Plan” shall mean this Employee Stock Purchase Plan.

            (o) “Purchase Price” shall have the meaning as set forth in Section 7(b).

            (p) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

            (q) “Trading Day” shall mean a day on which the New York Stock Exchange is open for trading.

      3. Eligibility

            (a) Any Employee (as defined in Section 2) who shall be employed by the Company or one of its Designated Subsidiaries on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code, unless Quantum, in its own discretion, decides that such participation would infringe any U.S. or foreign law, rules or regulations.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately, after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) which permits his rights to purchase shares under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4. Offering Dates. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on an Enrollment Date, and shall continue thereafter until terminated in accordance with Section 19 hereof. The Board or a committee appointed by the Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. In no event shall the duration of an Offering Period exceed nine (9) months. Notwithstanding the foregoing, no offers hereunder shall be made until compliance with all applicable securities law has been obtained.

      5. Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company’s payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board or a committee appointed by the Board for all eligible Employees with respect to a given Offering Period or unless the Company, in its discretion, decides that an employee may submit contributions to the Plan by other means.

            (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.

      6. Payroll Deductions.

            (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the Offering Period at a rate not exceeding ten percent (10%) of the Compensation which he received on such payday, and the aggregate of such payroll deductions pursuant to the Plan during the Offering Period shall not exceed ten percent (10%) of his aggregate Compensation during said Offering Period. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

            (b) All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

            (c) A participant may discontinue participation in the Plan as provided in Section 10, or may change the rate of payroll deductions by submitting written notice to the Company in the form and manner prescribed by the Board or a committee appointed by the Board (or its designee) authorizing a change in the participant’s payroll deduction rate. The change rate shall be effective (i) in the case of a decrease in rate, with the first payroll period following the Company’s receipt of the notice of rate change, and (ii) in the case of an increase in rate at the beginning of the next Offering Period following the Company’s receipt of the notice of rate change. If a participant has not followed the procedures prescribed by the Board or a committee appointed by the Board (or its designee) to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10). The Board or a committee appointed by the Board may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any Offering Period.

      7. Grant of Option.

            (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated during the Offering Period ending on such Exercise Date by the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of the Company’s Common Stock on the Enrollment Date, or (ii) eighty-five (85%) of the Fair Market Value of a share of the Company’s Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase in one calendar year more than a number of shares determined by dividing $25,000 by the Fair Market Value of a share of the Company’s Common Stock (determined at the time such option is granted), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The option shall be automatically exercised on the Exercise Date during the Offering Period, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period.

            (b) The purchase price per share of the shares offered in a given offering Period shall be the lower of: (i) 85% of the Fair Market Value of a share of the Common Stock of the Company on the Enrollment Date; or (ii) 85% of the Fair Market Value of a share of the Common Stock of the Company on the Exercise Date (such price, the “Purchase Price”).

            (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant’s subscription scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

            (d) If the Board or a committee appointed by the Board determines, in its sole discretion, that the exercise of an option or the disposition of Common Stock issued under the Plan will result in tax liability for which the Company or a Designated Subsidiary will have an obligation to withhold, the participant must make adequate provision for the payment of such federal, state, local and foreign income, social insurance, employment and any other applicable taxes. At any time, the Company or the Designated Subsidiary may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or the Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or the Designated Subsidiary any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the eligible Employee.

      8. Exercise of Option. The participant’s option for the purchase of shares will be exercised automatically on each Exercise Date of each Offering Period and the maximum number of full shares subject to option will be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions or other contributions in his or her account unless prior to such Exercise Date the participant has withdrawn from the Offering Period as provided in Section 10. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by the participant. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share, or which would cause the limitations under Sections 3 or 7 hereof to be exceeded, shall be returned to the participant after the Exercise Date.

      9. Delivery. As promptly as practicable after each Exercise Date, the Company shall arrange the delivery to each participant, as appropriate, the shares of Common Stock purchased upon exercise of the option. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the

Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.

      10. Withdrawal; Termination of Employment.

            (a) A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the end of the Offering Period by giving written notice to the Company in the form and manner prescribed by the Board or a committee appointed by the Board for such purpose. All of the participant’s payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and his option for the current Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

            (b) Upon termination of the participant’s employment prior to the end of the Offering Period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under Section 14, and his option will be automatically terminated.

            (c) In the event a participant fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, the participant will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to such participant and such participant’s option terminated; provided that

                  (i) if an Employee shall take a leave of absence approved by the Company in accordance with Section 2(f) of this Plan during an Offering Period in which the Employee is a participant, the participant will be deemed to have his or her payroll deductions reduced to 0% during such leave of absence, but he shall continue to be a participant in the applicable Offering Period and upon his return to full-time employment with the Company shall be eligible to participate fully in any remaining portion of the applicable Offering Period. If the participant fails to return to full-time employment with the Company at the end of such authorized leave of absence, or if his employment is otherwise terminated earlier, he shall be deemed to have withdrawn from participation in the Plan; and

                  (ii) if an Employee begins working part-time (fewer than twenty (20) hours per week) with the intent of returning to full-time employment before the end of the Offering Period in which he is currently participating, the participant will be deemed to have withdrawn from such Offering Period during such part-time employment, the payroll deductions credited to his account will be returned to him, and the rate of his payroll deductions shall be reduced to 0% during such part-time employment, but he shall continue to be a participant in the applicable Offering Period, and upon his return to full-time employment with the Company he shall be eligible to participate fully in any remaining portion of the applicable Offering Period. If the participant fails to return to full-time employment with the Company before the end of the applicable Offering Period, or if his employment with the Company is otherwise terminated earlier, he shall be deemed to have withdrawn from participation in the Plan.

            (d) A participant’s withdrawal from an Offering Period will not have any effect upon his eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.

      11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

      12. Stock.

            (a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 13,734,637, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the beginning of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

            (b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

            (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse, or as otherwise directed by the participant.

      13. Administration. The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

            (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

            (b) If a committee is established by the Board to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.

      Notwithstanding any provision to the contrary in this Plan, the Board or a committee appointed by the Board may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Board or a committee appointed by the Board is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with local requirements.

      14. Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the end of the Offering Period.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice to the Company in the form and manner prescribed by the Board or a committee appointed by the Board for such purpose. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

            (c) All beneficiary designations will be in such form and manner as the Board or a committee appointed by the Board may prescribe from time to time.

      15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

      16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued, participants will only have the rights of an unsecured creditor with respect to such shares.

      17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually promptly following an Exercise Date, which statements will set forth the amounts of payroll deductions, the per share Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      18. Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, or other change in the corporate structure of the Company that affects the shares of Common Stock, then the Board or a committee appointed by the Board shall, in such manner as it may deem equitable, adjust the number and class of shares of Common Stock (or other securities, property or cash) that may be delivered under the Plan, and the number, class, and price of shares of Common Stock subject to any option under the Plan which has not yet been exercised, as determined by the Board or a committee appointed by the Board (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      19. Amendment or Termination.

            (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or a committee appointed by the Board on an Exercise Date if the Board or its committee, as applicable, determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 and this Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

            (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

            (c) Notwithstanding anything to the contrary in this Plan, in the event the Board (or its committee) determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board (or its committee) may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

            (i) amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards 123(R), including with respect to an Offering Period underway at the time;

            (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

            (iii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action;

            (iv) allocating shares; and

            (v) reducing the maximum percentage of Compensation a participant may elect to set aside as payroll deductions.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

      20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. Stockholder Approval. If required by Section 19, any amendment to the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date such amendment is adopted. If such stockholder approval is obtained at a duly held stockholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

            (a) solicited substantially in accordance with Section 14(a) of the Securities Act of 1934 as amended (the “Act”) and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished; and

            (b) obtained at or prior to the first annual meeting of stockholders held subsequent to the later of (i) the first registration of Common Stock under Section 12 of the Act, or (ii) the acquisition of an equity security for which exemption is claimed.

      In the case of approval by written consent, it must be obtained in accordance with applicable state law.

      22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      23. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board or a committee appointed by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board or a committee appointed by the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

      24. Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a New Exercise Date and such Offering Period shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or asset sale. The Board or a committee appointed by the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

Appendix C

QUANTUM CORPORATION
EXECUTIVE OFFICER INCENTIVE PLAN
(April 1, 2007 Restatement)

SECTION 1.
BACKGROUND AND PURPOSE

1.1 Effective Date

      The Plan, which was adopted by the Company effective as of April 1, 2001, is hereby amended and restated effective as of April 1, 2007 subject to ratification by an affirmative vote of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at the 2007 Annual Meeting of Stockholders of the Company.

1.2 Purpose of the Plan

      The Plan is intended to increase shareholder value and the success of the Company by motivating key executives (1) to perform to the best of their abilities, and (2) to achieve the Company’s objectives. The Plan’s goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under Section 162(m) of the Code.

SECTION 2.
DEFINITIONS

      The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Actual Award” means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee’s authority under Section 3.6 to reduce or eliminate the award otherwise determined by the Payout Formula.

2.3 “Affiliate” means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.6 “Committee” means the committee appointed by the Board (pursuant to Section 5.1) to administer the Plan.

2.7 “Company” means Quantum Corporation, a Delaware corporation, or any successor thereto.

2.8 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.9 “Fiscal Year” means the fiscal year of the Company.

2.10 “Participant” means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

2.11 “Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

2.12 “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) earnings (or loss) per share, (b) net income (or loss) before or after taxes and before or after allocation or corporate overhead and bonus , (c) cash flow, operating cash flow, or cash flow or operating cash flow per share (before of after dividends), (d) operating income, (or loss) before or after taxes, (e) return on assets or net assets, (f) return on equity, (g) return on sales or net sales, (h) revenue, revenue growth or product revenue growth (i) total shareholder return, (j) individual objectives that are measurable and consistent with Section 162(m) of the Code, (k) attainment of strategic and operational initiatives, (l) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company, (m) market share, (n) gross profits, (o) earnings (or losses), including earnings or losses before taxes, earnings or losses before interest and taxes, earnings or losses before interest, taxes and depreciation or earnings or losses before interest, taxes depreciation and amortization, (p) economic value-added models (or equivalent metrics), (q) comparisons with various stock market indices, (r) reduction in costs, (s) return on capital, including return on total capital or return on invested capital, (t) cash flow return on investment, (u) improvement in or attainment of expense levels or working capital levels, (v) operating margin or gross margin, (w) year-end cash, (x) cash margin, (y) debt reduction, (z) shareholders’ equity, (aa) research progress, including the development or programs, and (bb) recruiting and maintaining personnel. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms, including, but not limited to, the passage of time and/or against other companies or financial metrics, (iii) on a per share and/or share per capita basis, (iv) against the performance of the Company as a whole or against particular segments or products of the Company and/or (v) on a pre-tax or after-tax basis.

2.13 “Performance Period” means any Fiscal Year or such other period as determined by the Committee in its sole discretion.

2.14 “Plan” means the Quantum Corporation Executive Officer Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.15 “Shares” means shares of the Company’s common stock.

2.16 “Target Award” means the target award payable under the Plan to a Participant for the Performance Period as determined by the Committee in accordance with Section 3.3.

SECTION 3.
SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

3.1 Selection of Participants

      The Committee, in its sole discretion, shall select the Employees of the Company who shall be Participants for any Performance Period. The Committee, in its sole discretion, also may designate as Participants one or more individuals (by name or position) who are expected to become Employees during a Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period.

3.2 Determination of Performance Goals

      The Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing. The Performance Goals may differ from Participant to Participant and from award to award. The Committee shall also determine and set forth in writing whether any significant elements shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

3.3 Determination of Target Awards

      The Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant’s Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing. The Target Award may be denominated by reference to a percentage of base salary, a number of Shares or an amount of cash.

3.4 Determination of Payout Formula or Formulae

      The Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant’s Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no Participant’s Actual Award(s) under the Plan may, for any period of three (3) consecutive Fiscal Years, exceed $15,000,000 or 6,000,000 Shares.

3.5 Date for Determinations

      The Committee shall make all determinations under Section 3.1 through 3.4 on or before the latest possible date that will not jeopardize a Target Award or Actual Award’s qualification as performance-based compensation under Section 162(m) of the Code. Such date is expected to be the earlier of (i) 90 days after the commencement of each Performance Period or (ii) the expiration of 25% of the Performance Period.

3.6 Determination of Actual Awards

      After the end of each Performance Period, the Committee shall certify in writing (for example, in its meeting minutes) the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a Termination of Service prior to the end of the Performance Period.

SECTION 4.
PAYMENT OF AWARDS

4.1 Right to Receive Payment

      Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

4.2 Timing of Payment

      Payment of each Actual Award shall be made as soon as practicable, but no later than two and one-half months after the end of the Performance Period during which the Award was earned and the certification of the Committee provided for in Section 3.6.

4.3 Form of Payment

      Each Actual Award shall be paid in cash (or its equivalent) or Shares in a single lump sum, except as otherwise determined by the Committee, in its sole discretion. To the extent an Actual Award, in whole or in part, is payable in Shares, such Shares shall be granted under the Company’s 1993 Long-Term Incentive Plan or such other shareholder approved plan of the Company providing for payment of Shares as the Committee may determine. If (a) a Target Award denominated in cash is paid in Shares or (b) a Target Award denominated in Shares is paid in cash, the amount of cash or Shares shall be determined based on the closing per share selling price for Shares as quoted on the New York Stock Exchange on the date payment of the Actual Award would otherwise have been made.

4.4 Payment in the Event of Death

      If a Participant dies prior to the payment of an Actual Award earned by him or her prior to death for a prior Performance Period, the Award shall be paid to administrator or representative of his or her estate, except as provided in Section 6.6.

SECTION 5.
ADMINISTRATION

5.1 Committee is the Administrator

      The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an “outside director” under Section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify. Unless otherwise determined by the Board, the Plan shall be administered by the Compensation Committee of the Board.

5.2 Committee Authority

      It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

5.3 Decisions Binding

      All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

5.4 Delegation by the Committee

      The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only to the extent consistent with applicable laws (including the provisions of Section 162(m) of the Code) and the rules and regulations of the principal securities market on which the Company’s securities are listed or qualified for trading.

SECTION 6.
GENERAL PROVISIONS

6.1 Tax Withholding

      The Company (or an Affiliate) shall withhold all applicable taxes from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant’s FICA and SDI obligations).

6.2 No Effect on Employment or Service

      Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a termination of employment or service. Employment with the Company and its Affiliates is on an at-will basis only. The Company and its Affiliates expressly reserve the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual’s employment or service with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

6.3 Participation

      No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

6.4 Indemnification

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

6.5 Successors

      All obligations of the Company under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

6.6 Beneficiary Designations

      If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom an Actual Award that a Participant has earned shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any Actual Award remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

6.7 Nontransferability of Awards

      No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

6.8 Deferrals

      The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion and shall be under a plan or arrangement consistent with the requirements of Section 409A of the Code.

SECTION 7.
AMENDMENT, TERMINATION AND DURATION

7.1 Amendment, Suspension or Termination

      The Board or the Committee, each in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

7.2 Duration of the Plan

      The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board’s or the Committee’s right to amend or terminate the Plan), shall remain in effect thereafter.

SECTION 8.
LEGAL CONSTRUCTION

8.1 Gender and Number

      Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

8.2 Severability

      In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.3 Requirements of Law

      The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.4 Governing Law

      The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

8.5 Captions

      Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

C/O BROADRIDGE
51 MERCEDES WAY
EDGEWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Quantum Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Quantum Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	QUCRP1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY VOTING CARD IS VALID ONLY WHEN SIGNED AND DATED.
QUANTUM CORPORATION
THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2, 3, 4, AND 5
Vote On Directors					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.

Proposal to elect 01) Richard E. Belluzzo, 02) Michael A. Brown, 03) Thomas S. Buchsbaum, 04) Alan L. Earhart, 05) Edward M. Esber, Jr., 06) Elizabeth A. Fetter, and 07) Joseph A. Marengi to the Board of Directors.

					☐	☐	☐

Vote On Proposals		For	Against	Abstain					For	Against	Abstain

2.	Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2008;	☐	☐	☐	4.	To approve and ratify an amendment to the Company's Employee Stock Purchase Plan for the purpose of increasing the number of shares reserved for issuance thereunder by 10,000,000 shares;			☐	☐	☐
		For	Against	Abstain					For	Against	Abstain

3.	To approve and ratify an amendment to the Company's Nonemployee Director Equity Incentive Plan for the purpose of increasing the number of shares reserved for issuance thereunder by 2,000,000 shares;	☐	☐	☐	5.	To approve and ratify the adoption of the restated Executive Officer Incentive Plan; and			☐	☐	☐

					6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right and indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. Please do not check the box unless you want to exercise cumulative voting.

				☐	Include your title if you are signing as an attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or partnership. All joint owners must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)			Date

QUANTUM CORPORATION

Annual Meeting of Stockholders — August 17, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of Quantum Corporation, a Delaware Corporation, hereby acknowledge(s) receipt of the Proxy Statement dated July 2, 2007, and hereby appoint(s) Richard E. Belluzzo and Shawn D. Hall, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Quantum Corporation, to be held August 17, 2007 at 9:00 a.m., Pacific Daylight Time, at Quantum's corporate headquarters at 1650 Technology Drive, San Jose, CA 95110, and at any adjournments or postponements thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.

IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE IN THE SAME MANNER AS IF YOU VOTED YOUR PROXY CARD EXCEPT FOR THE CUMULATIVE VOTING FEATURE APPLICABLE TO THE ELECTION OF DIRECTORS, WHICH IS ONLY AVAILABLE BY VOTING THE PROXY CARD.

CUMULATE

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side)

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)